Statement of Additional Information
For
Variable Accumulation Annuity Contracts
(tda, ira and fpa contracts)

Issued By

Mutual of America Life Insurance Company

320 Park Avenue
New York, New York 10022-6839
Through its

Separate Account No. 2

This Statement of Additional Information ("SAI") expands upon subjects we discuss in the current Prospectus for the Tax-Deferred Annuity Plan, Individual Retirement Annuity and Flexible Premium Annuity Contracts that we offer, as well as the Voluntary Employee Contribution Program Contracts (together, the Contracts).

You may obtain a copy of the Prospectus, dated May 1, 2005, by calling 1-800-468-3785 or by writing to Mutual of America Life Insurance Company, 320 Park Avenue, New York, New York 10022-6839. The prospectus contains definitions of various terms, and we incorporate those terms by reference into this Statement of Additional Information.

This Statement Of Additional Information Is Not A Prospectus And You Should Read It In Conjunction With The Prospectus For The Contracts.

Dated: May 1, 2005

DISTRIBUTION OF THE CONTRACTS

We offer the Contracts for sale on a continuous basis through certain of our employees. The only compensation we pay for sales of the Contracts is in the form of salary. We also serve as principal underwriter of the Contracts.

We are registered with the Securities and Exchange Commission ("SEC") as a broker-dealer and are a member of the National Association of Securities Dealers, Inc. All persons engaged in selling the Contracts are our licensed agents and are duly qualified registered representatives.

We have no arrangements with any persons or entities to permit frequent transfers of contract value and no such arrangements are permitted.

CALCULATION OF ACCUMULATION UNIT VALUES

When a Participant allocates or transfers Account Balance to a Separate Account Fund, the Participant's interest in the Fund is represented by Accumulation Units. Each Fund's Accumulation Units have a different value, based on the value of the Fund's investment in shares of the related Underlying Fund and the charges we deduct from the Separate Account. If any plans are eligible for the Reduced Fee as set forth in the Prospectus, a particular Separate Account Fund will have Accumulation Unit values which reflect Separate Account charges applicable to plans that are not eligible for the Reduced Fee, and will also have Accumulation Units which reflect Separate Account charges for plans that are eligible for the Reduced Fee. To determine the change in a Fund's Accumulation Unit value from the close of one Valuation Day to the close of the next Valuation Day (which we call a Valuation Period), we use an Accumulation Unit Change Factor.

For Separate Account Funds that invest in shares of the Investment Company Funds, the Accumulation Unit Change Factor for each Fund for any Valuation Period is:

(a) the ratio of (i) the asset value of the Underlying Fund at the end of the current Valuation Period before any amounts are allocated to or withdrawn from the Fund with respect to that Valuation Period, to (ii) the asset value of the Underlying Fund at the end of the preceding Valuation Period, after all allocations and withdrawals were made for that period, divided by

(b) 1.000000 plus the component of the annual rate of expense risk, distribution expense and Separate Account administrative charges against the Fund's assets for the number of days from the end of the preceding Valuation Period to the end of the current Valuation Period.

For Separate Account Funds that invest in shares of the Fidelity, Scudder, Vanguard, Oppenheimer, American Century or Calvert Portfolios, the Accumulation Unit Change Factor for each Fund for any Valuation Period is:

(a) the ratio of (i) the share value of the Underlying Fund at the end of the current Valuation Period, adjusted by the Cumulative Dividend Multiplier* for the current Valuation Period, to (ii) the share value of the Underlying Fund at the end of the preceding Valuation Period, adjusted for the Cumulative Dividend Multiplier for the preceding Valuation Period, divided by

(b) 1.000000 plus the component of the annual rate of expense risk, distribution expense and Separate Account administrative charges against the Fund's assets for the number of days from the end of the preceding Valuation Period to the end of the current Valuation Period.

*  The Cumulative Dividend Multiplier is calculated by dividing the share value, after a dividend distribution, into the share value without regard to the dividend distribution, multiplied by the previous Cumulative Dividend Multiplier.

YIELD AND PERFORMANCE INFORMATION

Money Market Fund

Regulations adopted by the SEC require us to disclose the current annualized yield of the Money Market Fund of the Separate Account for a seven-day period in a manner that does not take into consideration any realized or unrealized gains or losses on shares of the Money Market Fund of the Investment Company or on its portfolio securities. This is called yield. The SEC also permits us to disclose the effective yield of the Money Market Fund of the Separate Account for the same seven-day period, determined on a compounded basis. This is called the effective yield.

Yield and effective yield reflect our deductions from the Separate Account Fund for administrative and distribution expenses or services and the mortality and expense risk charge accrued during the period. Because of these deductions, the yield for the Money Market Fund of the Separate Account will be lower than the yield for the Money Market Fund of the Investment Company.

From time to time, we will include quotations of the yield or performance of the Separate Account's Money Market Fund in advertisements, sales literature or shareholder reports. These performance figures are calculated in the following manner:

A.  Yield is the net annualized yield based on a specified seven calendar-days calculated at simple interest rates. Yield is calculated by determining the net change, exclusive of capital changes, in the value of a hypothetical preexisting account having a balance of one accumulation unit at the beginning of the period and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return. The yield is annualized by multiplying the base period return by 365/7. The yield figure is stated to the nearest hundredth of one percent.

B.  Effective yield is the net annualized yield for a specified seven calendar days, assuming a reinvestment of the income (compounding). Effective yield is calculated by the same method as yield, except the yield figure is compounded by adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting one from the result, according to the following formula:

Effective Yield = [Base Period Return + 1)365/7] – 1.

The current yield of the Money Market Fund of the Separate Account for the seven-day period ended December 31, 2004 was 1.32%. (This return does not reflect the $2 monthly charge.)

Yield and effective yield are based on historical earnings and show the performance of a hypothetical investment. The yield on amounts held in the Money Market Fund of the Separate Account normally will fluctuate on a daily basis, and therefore the yield for any past period is not an indication or representation of future yield. The Money Market Fund's actual yield and effective yield are affected by changes in interest rates on money market securities, average portfolio maturity of the Money Market Fund of the Investment Company, the types and quality of portfolio securities held by the Money Market Fund of the Investment Company, and its operating expenses.

When communicating total return to current or prospective Participants, we also may compare the Money Market Fund's figures to the performance of other variable annuity accounts tracked by mutual fund rating services or to unmanaged indices that may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs.

Bond Funds

From time to time, we may include quotations of the yield of the Separate Account's Investment Company Bond Funds and Scudder Bond Fund in advertisements, sales literature or shareholder reports. Yield is computed by annualizing net investment income, as determined by the Commission's formula, calculated on a per Accumulation Unit basis, for a recent one month or 30-day period and dividing that amount by the unit value of the Fund at the end of the period.

Funds Other Than Money Market

From time to time, we may include quotations of a Fund's total return in advertisements, sales literature or shareholder reports. These performance figures are calculated in the following manner:

A.  Average Annual Total Return is the average annual compounded rate of return for the periods of one year, five years and ten years, if applicable, all ended on the date of a recent calendar quarter. In addition, the total return for the life of the Fund is given. Total return quotations reflect changes in the price of a Fund's shares and assume that all dividends and capital gains distributions during the respective periods were reinvested in Fund shares. Total return is calculated by finding the average annual compounded rates of return of a hypothetical investment over such periods, according to the following formula (total return is then expressed as a percentage):

T = (ERV/P)1/n – 1

Where:

P = a hypothetical initial payment of $1,000

T = average annual total return

n = number of years

ERV = ending redeemable value: ERV is the value, at the end of the applicable period, of a hypothetical $1,000 investment made at the beginning of the applicable period.

B.  Cumulative Total Return is the compound rate of return on a hypothetical initial investment of $1,000 for a specified period. Cumulative total return quotations reflect changes in the value of a Fund's unit values and assume that all dividends and capital gains distributions during the period were reinvested in Fund shares. Cumulative total return is calculated by finding the compound rates of return of a hypothetical investment over such periods, according to the following formula (cumulative total return is then expressed as a percentage):

C = (ERV/P) – 1.

Where:

C = Cumulative Total Return

P = hypothetical initial payment of $1,000

ERV = ending redeemable value: ERV is the value, at the end of the applicable period, of a hypothetical $1,000 investment made at the beginning of the applicable period.

Average Annual Total Return* For Periods Ended December 31, 2004
Fund	One Year	Five Years	Ten Years	Life of Fund	Inception Date
Investment Company Equity Index	9.42%	(3.59)%	10.33%	9.01%	02/05/93
Investment Company All America	7.00%	(3.72)%	9.37%	10.67%	01/01/85
Investment Company Mid-Cap Equity Index	14.94%	7.73%	N/A	8.73%	05/03/99
Investment Company Aggressive Equity	4.21%	(0.54)%	10.07%	9.91%	05/02/94
Investment Company Composite	5.14%	(0.58)%	6.67%	8.35%	01/01/85
Investment Company Bond	3.43%	5.89%	5.89%	6.81%	01/01/85
Investment Company Mid-Term Bond	1.10%	4.72%	5.03%	4.24%	02/05/93
Investment Company Short-Term Bond	0.41%	3.47%	3.81%	3.43%	02/05/93
Conservative Allocation	3.49%	N/A	N/A	5.01%	05/20/03
Moderate Allocation	7.03%	N/A	N/A	11.22%	05/20/03
Aggressive Allocation	8.61%	N/A	N/A	16.87%	05/20/03
Scudder Capital Growth	6.75%	(7.84)%	7.99%	8.47%	01/03/89
Scudder Bond	4.17%	5.61%	5.48%	6.03%	01/03/89
Scudder International	15.20%	(9.11)%	3.90%	5.93%	01/03/89
Fidelity VIP Equity-Income	10.36%	3.35%	N/A	9.03%	05/01/95
Fidelity VIP Contra	14.27%	0.87%	N/A	11.67%	05/01/95
Fidelity VIP Asset Manager	4.36%	(0.17)%	N/A	6.54%	05/01/95
Calvert Social Balanced	7.02%	(0.72)%	7.44%	6.68%	05/13/91
American Century VP Capital Appreciation	6.62%	(5.24)%	3.41%	6.02%	01/03/89
Cumulative Total Returns* For Periods Ended December 31, 2003
Fund	One Year	Five Years	Ten Years	Life of Fund	Inception Date
Investment Company Equity Index	9.42%	(16.69)%	167.36%	179.38%	02/05/93
Investment Company All America	7.00%	(17.26)%	144.89%	659.78%	01/01/85
Investment Company Mid-Cap Equity Index	14.94%	45.11%	N/A	60.65%	05/03/99
Investment Company Aggressive Equity	4.21%	(2.65)%	161.14%	173.83%	05/02/94
Investment Company Composite	5.14%	2.87%	90.75%	397.51%	01/01/85
Investment Company Bond	3.43%	33.12%	77.25%	273.70%	01/01/85
Investment Company Mid-Term Bond	1.10%	25.91%	63.32%	63.97%	02/05/93
Investment Company Short-Term Bond	0.41%	18.61%	45.32%	49.35%	02/05/93
Conservative Allocation	3.49%	N/A	N/A	8.22%	05/20/03
Moderate Allocation	7.03%	N/A	N/A	18.73%	05/20/03
Aggressive Allocation	8.61%	N/A	N/A	28.61%	05/20/03
Scudder Capital Growth	6.75%	(33.52)%	115.65%	267.03%	01/03/89
Scudder Bond	4.17%	31.37%	70.56%	155.11%	01/03/89
Scudder International	15.20%	(37.96)%	46.59%	151.45%	01/03/89
Fidelity VIP Equity-Income	10.36%	17.89%	N/A	130.65%	05/01/95
Fidelity VIP Contra	14.27%	4.43%	N/A	190.69%	05/01/95
Fidelity VIP Asset Manager	4.36%	(0.83)%	N/A	84.54%	05/01/95
Calvert Social Balanced	7.02%	(3.54)%	104.95%	141.39%	05/13/91
American Century VP Capital Appreciation	6.62%	(23.59)%	39.86%	154.60%	01/03/89

*  Returns reflect the deduction of actual charges in effect for the periods shown.

Note: The Small Cap Value Fund, Small Cap Growth Fund, and Mid Cap Value Fund are not shown since they are commencing operations on or about July 1, 2005. The Oppenheimer Main Street Fund V/A, the Fidelity VIP Mid Cap Portfolio and the Vanguard Variable Insurance Fund Diversified Value & International Portfolios are not shown because they become available on July 1, 2005 for investment by Separate Account Participants.

The returns for the All America Fund (previously called the "Stock Fund") prior to May 1, 1994 reflect the results of the Underlying Fund prior to a change in its investment objectives and policies and the addition of subadvisers on that date. The commencement dates are for the Funds in Separate Account No. 2.

The above figures for the Money Market and other Funds, both for average annual total return and cumulative total return, reflect charges made to the Separate Account, including a monthly service charge. In the above table, we deducted the $2.00 monthly contract fee from each Separate Account Fund, calculated as a cost per $1,000 based on the average Account Balance for all of our TVIF Contracts. For any Participant, the actual treatment of the monthly contract fee and its effect on total return will depend on the Participant's actual allocation of Account Balance.

If you have Account Balance in the General Account, the monthly contract fee would be deducted from the General Account, not any Separate Account Fund. Accordingly, the illustration of your Account Balance held in any of the Funds of the Separate Account would experience a higher total return than shown above. If you do not have Account Balance allocated to the General Account, but you do have Account Balance allocated to more than one Fund of the Separate Account, the fee would only be deducted from one of the Funds so that an illustration of total return figures of the other Funds would be higher than shown above.

If you do not have any Account Balance in the General Account, we will deduct the $2.00 monthly charge from your Account Balance allocated to one or more of the Separate Account Funds, in the following order:

(a)    Investment Company Money Market Fund,

(b)    Investment Company Short-Term Bond Fund,

(c)    Investment Company Mid-Term Bond Fund,

(d)    Investment Company Bond Fund,

(e)    Scudder Bond Fund,

(f)    Investment Company Composite Fund,

(g)    Fidelity VIP Asset Manager(SM) Fund,

(h)    Calvert Social Balanced Fund,

(i)    Fidelity VIP Equity-Income Fund,

(j)    Investment Company All America Fund,

(k)    Investment Company Equity Index Fund,

(l)    Investment Company Mid-Cap Equity Index Fund,

(m)    Fidelity VIP Contrafund®,

(n)    Investment Company Aggressive Equity Fund,

(o)    Scudder Capital Growth Fund,

(p)    Scudder International Fund,

(q)    American Century VP Capital Appreciation Fund,

(r)    Investment Company Conservative Allocation Fund,

(s)    Investment Company Moderate Allocation Fund,

(t)    Aggressive Allocation Fund,

(u)    Investment Company Small Cap Value Fund,

(v)    Investment Company Small Cap Growth Fund,

(w)    Investment Company Mid Cap Value Fund,

(x)    Fidelity VIP Mid Cap Fund,

(y)    Oppenheimer Main Street Funds VA,

(z)    Vanguard Variable Insurance Fund Diversified Portfolio, and

(aa)    Vanguard Variable Insurance Fund International Portfolio

Performance figures are based on historical earnings and are not guaranteed to reoccur. They are not necessarily indicative of the future investment performance of a particular Fund. Total return and yield for a Fund will vary based on changes in market conditions and the performance of the Underlying Fund. Unit values will fluctuate so that, when redeemed, they may be worth more or less than their original cost.

When communicating total return to current or prospective Participants, we also may compare a Fund's figures to the performance of other variable annuity accounts tracked by mutual fund rating services or to unmanaged indices that may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs.

SAFEKEEPING OF SEPARATE ACCOUNT ASSETS

We hold title to the Separate Account's assets, including shares of the Underlying Funds. We maintain records of all purchases and redemptions of Underlying Fund shares by each of the Separate
Account Funds.

STATE REGULATION

We are subject to regulation by the New York State Superintendent of Insurance ("Superintendent") as well as by the insurance departments of all the other states and jurisdictions in which we do business.

We must file with the Superintendent an annual statement on a form specified by the National Association of Insurance Commissioners. We also must file with New York and other states a separate statement covering the separate accounts that we maintain, including the Separate Account. Our books and records are subject to review and examination by the Superintendent and the Superintendent's agents at all times. The Superintendent makes a full examination into our affairs at least every five years. Other states also may periodically conduct a full examination of our operations.

The laws of New York and of other states in which we are licensed to transact business specifically provide for regulation and supervision of the variable annuity activities of life insurance companies. Regulations require certain contract provisions and require us to obtain approval of contract forms. State regulation does not involve any supervision or control over the investment policies of the Separate Account, or the selection of investments therefor, except for verification that any such investments are permissible under applicable law. Generally, the states in which we do business apply the laws of New York in determining permissible investments for us.

PERIODIC REPORTS

Prior to your Annuity Commencement Date, we will provide you, at least quarterly, with a statement as of a specified date covering the period since the last statement. The statement will set forth, for the covered period:

(1)  Amounts added to your Account Balance, which will be Deferred Compensation deposits under 457 Contracts or Contributions under Thrift, IRA, FPA and TDA Contracts made by you or on your behalf, including

•  the allocation of contributed amounts to the Separate and General Accounts;

•  the date Deferred Compensation was deducted from your salary or the Contribution was made; and

•  the date the amount was credited to your account.

(2)  Interest accrued on amounts allocated for you to the General Account.

(3)  The number and dollar value of Accumulation Units credited to you in each Fund of the Separate Account;

(4)  The total amounts of all withdrawals and transfers from the General Account and each Fund; and

(5)  Any change in your plan's status with respect to eligibility for the Reduced Fee.

We have advised Employers that they should remit your Contributions to us within seven days of the date the Contribution was withheld from your pay.

The statement we send to you also will specify your Account Balance available to provide a periodic benefit, cash return or death benefit. We will transmit to Participants, at least semi-annually, reports showing the financial condition of the Separate Account and showing the schedules of investments held in each Underlying Fund.

LEGAL PROCEEDINGS

We are engaged in litigation of various kinds, which in our judgment is not of material importance in relation to our total assets. There are no legal proceedings pending to which the Separate Account is a party.

LEGAL MATTERS

All matters of applicable state law pertaining to the Contracts, including our right to issue the Contracts and certain legal matters relating to Federal securities laws, have been passed upon by Patrick A. Burns, Senior Executive Vice President and General Counsel of Mutual of America.

EXPERTS

The financial statements of Separate Account No. 2 and the consolidated statutory financial statements of Mutual of America Life Insurance Company ("Mutual of America") as of and for the year ended December  31, 2004 have been included herein in reliance upon the reports of KPMG LLP, independent registered public accounting firm, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing.

ADDITIONAL INFORMATION

We have filed with the SEC a registration statement under the Securities Act of 1933, as amended, concerning to the Contracts. Not all of the information set forth in the registration statement, amendments and exhibits thereto has been included in this Statement of Additional Information or in the current Prospectus for the Contracts. Statements contained herein concerning the content of the Contracts and other legal instruments are intended to be summaries. For a complete statement of the terms of those documents, reference should be made to the materials filed with the SEC. The SEC has an Internet web site at http://www.sec.gov, or you may write to the SEC's Public Reference Section, Washington, DC 20549-6009 and obtain copies upon payment of a duplicating fee.

FINANCIAL STATEMENTS

The financial statements of Separate Account No. 2 and of Mutual of America Life Insurance Company as included herein, have been audited by our independent registered public accounting firm, KPMG LLP, New York, New York, as stated in their reports appearing herein. The financial statements are included in this Statement of Additional Information in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing. When you allocate Account Balance to the Separate Account Funds, the value of the Account Balance in those Funds is impacted primarily by the investment results of the Underlying Fund(s).

Financial statements of the Separate Account for 2004 (and 2003 with respect to the Statements of Changes in Net Assets) are included as follows:

Financial Statements of Mutual of America for 2004 and 2003 are included as follows:

You should consider our financial statements included in this Statement of Additional Information as bearing on our ability to meet our obligations under the Contracts and to support our General Account.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of Mutual of America Life Insurance Company and Contract Owners of Mutual of America Separate Account No. 2:

We have audited the accompanying statements of assets and liabilities of Mutual of America Separate Account No. 2 (comprised of the sub-accounts listed in note 1 and collectively referred to as "the Separate Account") as of December 31, 2004, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years or period in the two-year period then ended, and the financial highlights for each of the years or period in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the years in the two-year period ended December 31, 2001 were audited by other auditors who have ceased operations. Those auditors expressed an unqualified opinion on those financial highlights in their report dated February 20, 2002.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the transfer agents of the underlying mutual funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the assets and liabilities of the sub-accounts included in the Mutual of America Separate Account No. 2 as of December 31, 2004, and the results of their operations for the year then ended, the changes in their net assets for each of the years or period in the two-year period then ended, and the financial highlights for each of the years or period in the three-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
February 28, 2005

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
STATEMENTS OF ASSETS AND LIABILITIES
December 31, 2004

	Investment Company
	Money Market Fund	All America Fund	Equity Index Fund	Mid-Cap Equity Index Fund
Assets:
Investments in Mutual of America Investment Corporation at market value (Cost: Money Market Fund-$54,673,366 All America Fund-$358,489,491 Equity Index Fund-$322,054,495 Mid-Cap Equity Index Fund-$155,639,261) (Notes 1 and 2)	$53,917,022	$335,914,910	$355,211,066	$184,624,945
Due From (To) Mutual of America General Account	63,352	83,137	743,387	422,056
Net Assets	$53,980,374	$335,998,047	$355,954,453	$185,047,001
Unit Value at December 31, 2004	$2.31	$8.42	$2.88	$1.63
Number Of Units Outstanding at December 31, 2004	23,379,524	39,897,885	123,671,990	113,660,626
	Investment Company
	Bond Fund	Short-Term Bond Fund	Mid-Term Bond Fund	Composite Fund
Assets:
Investments in Mutual of America Investment Corporation at market value (Cost: Bond Fund-$99,815,675 Short-Term Bond Fund-$20,261,950 Mid-Term Bond Fund-$44,385,015 Composite Fund-$255,437,317) (Notes 1 and 2)	$95,696,497	$19,745,184	$43,716,179	$227,497,114
Due From (To) Mutual of America General Account	46,392	1,352	12,599	315,563
Net Assets	$95,742,889	$19,746,536	$43,728,778	$227,812,677
Unit Value at December 31, 2004	$4.14	$1.54	$1.69	$5.51
Number Of Units Outstanding at December 31, 2004	23,114,421	12,834,035	25,887,148	41,311,627

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
STATEMENTS OF ASSETS AND LIABILITIES
December 31, 2004

	Investment Company
	Aggressive Equity Fund	Conservative Allocation Fund	Moderate Allocation Fund	Aggressive Allocation Fund
Assets:
Investments in Mutual of America Investment Corporation at market value (Cost: Aggressive Equity Fund-$226,923,050 Conservative Allocation Fund-$6,313,085 Moderate Allocation Fund-$27,996,052 Aggressive Allocation Fund-$19,486,857) (Notes 1 and 2)	$242,721,650	$6,302,390	$28,034,758	$20,031,106
Due From (To) Mutual of America General Account	24,888	8,371	(30,090)	68,830
Net Assets	$242,746,538	$6,310,761	$28,004,668	$20,099,936
Unit Value at December 31, 2004	$2.81	$1.09	$1.19	$1.29
Number of Units Outstanding at December 31, 2004	86,321,819	5,807,917	23,490,459	15,563,791

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
STATEMENTS OF ASSETS AND LIABILITIES
December 31, 2004

	Scudder			American Century
	Bond Fund	Capital Growth Fund	International Fund	VP Capital Appreciation Fund
Assets:
Investments in Scudder Portfolios and American Century VP Capital Appreciation Fund at market value (Cost: Scudder Bond Fund-$43,050,735 Scudder Capital Growth Fund-$323,858,431 Scudder International Fund-$93,468,095 American Century VP Capital Appreciation Fund-$76,594,240) (Notes 1 and 2)	$44,635,216	$304,205,426	$115,755,521	$65,019,086
Due From (To) Mutual of America General Account	(9,051)	17,031	7,777	13,557
Net Assets	$44,626,165	$304,222,457	$115,763,298	$65,032,643
Unit Value at December 31, 2004	$16.94	$32.43	$16.23	$13.46
Number of Units Outstanding at December 31, 2004	2,634,466	9,380,588	7,134,749	4,831,214
	Calvert	Fidelity
	Social Balanced Fund	VIP Equity-Income Fund	VIP II Contra Fund	VIP II Asset Manager Fund
Assets:
Investments in Calvert Social Balanced Portfolio and Fidelity Portfolios at market value (Cost: Calvert Social Balanced Fund-$69,645,586 VIP Equity-Income Fund-$179,498,530 VIP II Contra Fund-$307,926,374 VIP II Asset Manager Fund-$76,359,991) (Notes 1 and 2)	$70,696,132	$213,708,732	$372,771,142	$75,302,822
Due From (To) Mutual of America General Account	(6,630)	(14,075)	(18,595)	3,489
Net Assets	$70,689,502	$213,694,657	$372,752,547	$75,306,311
Unit Value at December 31, 2004	$3.29	$38.46	$33.97	$26.51
Number of Units Outstanding at December 31, 2004	21,475,785	5,556,658	10,971,470	2,840,355

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
STATEMENTS OF OPERATIONS
For the Year Ended December 31, 2004

	Investment Company
	Money Market Fund	All America Fund	Equity Index Fund	Mid-Cap Equity Index Fund	Bond Fund	Short-Term Bond Fund
Investment Income and Expenses:
Income (Note 1)
Dividend Income	$570,346	$36,074,759	$7,326,206	$5,488,872	$4,109,405	$480,643
Expenses (Note 3):
Fees and administrative expenses	525,741	3,128,275	3,136,313	1,410,825	948,774	217,153
Net Investment Income (loss)	44,605	32,946,484	4,189,893	4,078,047	3,160,631	263,490
Net Realized and Unrealized Gain (Loss) on Investments (Note 1): Net realized gain (loss) on investments	(125,320)	(6,250,630)	10,697,765	6,637,671	(435,928)	(39,978)
Net unrealized appreciation (depreciation) of investments	160,361	(4,215,417)	16,238,610	11,106,631	371,390	(138,215)
Net Realized and Unrealized Gain (Loss) on Investments	35,041	(10,466,047)	26,936,375	17,744,302	(64,538)	(178,193)
Net Increase (Decrease) in Net Assets Resulting From Operations	$79,646	$22,480,437	$31,126,268	$21,822,349	$3,096,093	$85,297
	Investment Company
	Mid-Term Bond Fund	Composite Fund	Aggressive Equity Fund	Conservative Allocation Fund	Moderate Allocation Fund	Aggressive Allocation Fund
Investment Income and Expenses:
Income (Note 1):
Dividend Income	$1,548,393	$5,503,374	$9,207,082	$240,476	$1,510,808	$1,102,820
Expenses (Note 3):
Fees and administrative expenses	480,948	2,174,402	2,159,276	39,914	182,760	129,829
Net Investment Income (loss)	1,067,445	3,328,972	7,047,806	200,562	1,328,048	972,991
Net Realized and Unrealized Gain (Loss) on Investments (Note 1): Net realized gain (loss) on investments	122,269	(3,596,043)	549,012	(375)	413,990	243,527
Net unrealized appreciation (depreciation) of investments	(648,116)	11,757,002	967,629	5,991	(191,284)	187,632
Net Realized and Unrealized Gain (Loss) on Investments	(525,847)	8,160,959	1,516,641	5,616	222,706	431,159
Net Increase (Decrease) in Net Assets Resulting From Operations	$541,598	$11,489,931	$8,564,447	$206,178	$1,550,754	$1,404,150

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
STATEMENTS OF OPERATIONS
For the Year Ended December 31, 2004

	Scudder			American Century
	Bond Fund	Capital Growth Fund	International Fund	VP Capital Appreciation Fund
Investment Income and Expenses:
Income (Note 1): Dividend Income	$1,534,301	$1,654,185	$1,330,489	$––
Expenses (Note 3): Fees and administrative expenses	423,285	2,789,393	936,687	427,941
Net Investment Income (Loss)	1,111,016	(1,135,208)	393,802	(427,941)
Net Realized and Unrealized Gain (Loss) on Investments (Note 1):
Net realized gain (loss) on investments	198,228	(4,227,423)	961,447	(5,613,831)
Net unrealized appreciation (depreciation) of investments	406,323	25,614,900	13,947,101	10,113,367
Net Realized and Unrealized Gain (Loss) on Investments	604,551	21,387,477	14,908,548	4,499,536
Net Increase (Decrease) in Net Assets Resulting From Operations	$1,715,567	$20,252,269	$15,302,350	$4,071,595
	Calvert	Fidelity
	Balanced Fund	Equity-Income Fund	Contra Fund	Asset Manager Fund
Investment Income and Expenses:
Income (Note 1): Dividend Income	$1,154,570	$3,551,730	$984,825	$1,869,995
Expenses (Note 3): Fees and administrative expenses	667,258	1,714,848	2,589,825	665,433
Net Investment Income (Loss)	487,312	1,836,882	(1,605,000)	1,204,562
Net Realized and Unrealized Gain (Loss) on Investments (Note 1):
Net realized gain (loss) on investments	(63,435)	1,167,941	8,116,578	(242,873)
Net unrealized appreciation (depreciation) of investments	4,189,843	17,030,846	37,688,444	2,247,729
Net Realized and Unrealized Gain (Loss) on Investments	4,126,408	18,198,787	45,805,022	2,004,856
Net Increase (Decrease) in Net Assets Resulting From Operations	$4,613,720	$20,035,669	$44,200,022	$3,209,418

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

	Investment Company
	Money Market Fund		All America Fund		Equity Index Fund
	2004	2003	2004	2003	2004	2003
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$44,605	$(36,291)	$32,946,484	$(352,662)	$4,189,893	$1,554,974
Net realized gain (loss) on investments	(125,320)	(206,159)	(6,250,630)	(18,956,991)	10,697,765	(12,258,787)
Net unrealized appreciation (depreciation) of investments	160,361	155,771	(4,215,417)	97,852,527	16,238,610	75,766,237
Net Increase (Decrease) in net assets resulting from operations	79,646	(86,679)	22,480,437	78,542,874	31,126,268	65,062,424
From Unit Transactions:
Contributions	9,958,839	11,726,992	28,675,811	27,440,461	44,845,000	39,428,338
Withdrawals	(8,532,406)	(8,756,295)	(33,832,883)	(23,652,103)	(33,257,975)	(21,403,940)
Net transfers	(3,150,626)	(8,821,621)	(15,043,848)	3,811,354	(7,734,172)	10,594,437
Net Increase (Decrease) from unit transactions	(1,724,193)	(5,850,924)	(20,200,920)	7,599,712	3,852,853	28,618,835
Net Increase (Decrease) in Net Assets	(1,644,547)	(5,937,603)	2,279,517	86,142,586	34,979,121	93,681,259
Net Assets:
Beginning of Year	55,624,921	61,562,524	333,718,530	247,575,944	320,975,332	227,294,073
End of Year	$53,980,374	$55,624,921	$335,998,047	$333,718,530	$355,954,453	$320,975,332
	Investment Company
	Mid-Cap Equity Index Fund		Bond Fund		Short-Term Bond Fund
	2004	2003	2004	2003	2004	2003
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$4,078,047	$65,323	$3,160,631	$3,688,152	$263,490	$423,428
Net realized gain (loss) on investments	6,637,671	(172,598)	(435,928)	(563,670)	(39,978)	34,676
Net unrealized appreciation (depreciation) of investment	11,106,631	26,561,374	371,390	1,742,530	(138,215)	(353,889)
Net Increase (Decrease) in net assets resulting from operations	21,822,349	26,454,099	3,096,093	4,867,012	85,297	104,215
From Unit Transactions:
Contributions	27,886,609	17,409,724	15,571,516	17,029,255	4,207,848	5,104,061
Withdrawals	(16,795,377)	(6,600,482)	(10,086,188)	(9,203,298)	(2,475,402)	(2,642,177)
Net transfers	23,296,366	23,812,655	(2,660,596)	(7,875,983)	(1,173,146)	(2,443,150)
Net Increase (Decrease) from unit transactions	34,387,598	34,621,897	2,824,732	(50,026)	559,300	18,734
Net Increase (Decrease) in Net Assets	56,209,947	61,075,996	5,920,825	4,816,986	644,597	122,949
Net Assets:
Beginning of Year	128,837,054	67,761,058	89,822,064	85,005,078	19,101,939	18,978,990
End of Year	$185,047,001	$128,837,054	$95,742,889	$89,822,064	$19,746,536	$19,101,939

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

	Investment Company
	Mid-Term Bond Fund		Composite Fund		Aggressive Equity Fund
	2004	2003	2004	2003	2004	2003
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$1,067,445	$1,639,185	$3,328,972	$3,411,896	$7,047,806	$(1,707,624)
Net realized gain (loss) on investments	122,269	1,079,404	(3,596,043)	(4,237,393)	549,012	(4,861,137)
Net unrealized appreciation (depreciation) of investments	(648,116)	(1,662,091)	11,757,002	34,618,060	967,629	67,529,033
Net Increase (Decrease) in net assets resulting from operations	541,598	1,056,498	11,489,931	33,792,563	8,564,447	60,960,272
From Unit Transactions:
Contributions	9,390,550	15,368,412	17,054,557	16,786,693	33,070,722	28,951,020
Withdrawals	(5,485,598)	(6,606,074)	(22,425,857)	(18,732,871)	(23,692,196)	(14,634,583)
Net transfers	(10,885,788)	(24,631,384)	(8,442,733)	(4,370,683)	(17,729,251)	11,974,074
Net Increase (Decrease) from unit transactions	(6,980,836)	(15,869,046)	(13,814,033)	(6,316,861)	(8,350,725)	26,290,511
Net Increase (Decrease) in Net Assets	(6,439,238)	(14,812,548)	(2,324,102)	27,475,702	213,722	87,250,783
Net Assets:
Beginning of Year	50,168,016	64,980,564	230,136,779	202,661,077	242,532,816	155,282,033
End of Year	$43,728,778	$50,168,016	$227,812,677	$230,136,779	$242,746,538	$242,532,816
	Investment Company
	Conservative Allocation Fund		Moderate Allocation Fund		Aggressive Allocation Fund
	2004	2003(a)	2004	2003(a)	2004	2003(a)
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$200,562	$70,121	$1,328,048	$296,445	$972,991	$145,522
Net realized gain (loss) on investments	(375)	3,447	413,990	17,345	243,527	43,505
Net unrealized appreciation (depreciation) of investments	5,991	(16,686)	(191,284)	229,990	187,632	356,617
Net Increase (Decrease) in Net Assets resulting from operations	206,178	56,882	1,550,754	543,780	1,404,150	545,644
From Unit Transactions:
Contributions	1,830,908	573,579	9,371,345	3,050,872	7,773,575	2,048,436
Withdrawals	(213,403)	(62,176)	(1,402,905)	(406,594)	(1,815,504)	(260,464)
Net transfers	2,383,185	1,535,608	7,542,679	7,754,737	5,015,652	5,388,447
Net Increase (Decrease) from unit transactions	4,000,690	2,047,011	15,511,119	10,399,015	10,973,723	7,176,419
Net Increase (Decrease) in Net Assets	4,206,868	2,103,893	17,061,873	10,942,795	12,377,873	7,722,063
Net Assets:
Beginning of Year	2,103,893	-	10,942,795	-	7,722,063	-
End of Year	$6,310,761	$2,103,893	$28,004,668	$10,942,795	$20,099,936	$7,722,063

(a)  Commenced operations May 20, 2003.

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

	Scudder
	Bond Fund		Capital Growth Fund		International Fund
	2004	2003	2004	2003	2004	2003
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$1,111,016	$1,320,231	$(1,135,208)	$(1,358,610)	$393,802	$(130,392)
Net realized gain (loss) on investments	198,228	122,667	(4,227,423)	(10,899,138)	961,447	(3,180,242)
Net unrealized appreciation (depreciation) of investments	406,323	184,897	25,614,900	73,927,023	13,947,101	23,938,669
Net Increase (Decrease) in net assets resulting from operations	1,715,567	1,627,795	20,252,269	61,669,275	15,302,350	20,628,035
From Unit Transactions:
Contributions	6,587,937	8,094,416	29,218,286	30,417,724	12,733,802	10,884,858
Withdrawals	(4,623,538)	(4,304,222)	(33,371,968)	(23,130,779)	(10,544,491)	(8,062,048)
Net transfers	(245,596)	(5,666,634)	(18,965,237)	(1,764,117)	(267,721)	(3,580,261)
Net Increase (Decrease) from unit transactions	1,718,803	(1,876,440)	(23,118,919)	5,522,828	1,921,590	(757,451)
Net Increase (Decrease) in Net Assets	3,434,370	(248,645)	(2,866,650)	67,192,103	17,223,940	19,870,584
Net Assets:
Beginning of Year	41,191,795	41,440,440	307,089,107	239,897,004	98,539,358	78,668,774
End of Year	$44,626,165	$41,191,795	$304,222,457	$307,089,107	$115,763,298	$98,539,358

	American Century		Calvert
	VP Capital Appreciation Fund		Social Balanced Fund
	2004	2003	2004	2003
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(427,941)	$(405,229)	$487,312	$528,762
Net realized gain (loss) on investments	(5,613,831)	(6,453,336)	(63,435)	(310,698)
Net unrealized appreciation (depreciation) of investments	10,113,367	17,947,502	4,189,843	8,715,804
Net Increase (Decrease) in net assets resulting from operations	4,071,595	11,088,937	4,613,720	8,933,868
From Unit Transactions:
Contributions	7,226,757	7,923,516	10,671,690	8,838,652
Withdrawals	(7,026,119)	(4,979,253)	(5,667,612)	(4,064,036)
Net transfers	(7,489,671)	(2,766,981)	83,988	723,979
Net Increase (Decrease) from unit transactions	(7,289,033)	177,282	5,088,066	5,498,595
Net Increase (Decrease) in Net Assets	(3,217,438)	11,266,219	9,701,786	14,432,463
Net Assets:
Beginning of Year	68,250,081	56,983,862	60,987,716	46,555,253
End of Year	$65,032,643	$68,250,081	$70,689,502	$60,987,716

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

	Fidelity
	VIP Equity-Income Fund		VIP II Contra Fund		VIP II Asset Manager Fund
	2004	2003	2004	2003	2004	2003
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$1,836,882	$1,078,342	$(1,605,000)	$(925,557)	$1,204,562	$1,354,019
Net realized gain (loss) on investments	1,167,941	(1,411,145)	8,116,578	1,493,659	(242,873)	(458,929)
Net unrealized appreciation (depreciation) of investments	17,030,846	38,367,937	37,688,444	57,852,129	2,247,729	8,345,289
Net Increase (Decrease) in net assets resulting from operations	20,035,669	38,035,134	44,200,022	58,420,231	3,209,418	9,240,379
From Unit Transactions:
Contributions	28,963,772	23,173,914	44,186,643	33,354,314	13,542,567	11,950,968
Withdrawals	(19,471,058)	(12,135,445)	(32,733,718)	(19,410,144)	(7,931,115)	(5,475,735)
Net transfers	6,423,184	9,373,538	35,471,496	3,438,816	(2,926,490)	4,158,874
Net Increase (Decrease) from unit transactions	15,915,898	20,412,007	46,924,421	17,382,986	2,684,962	10,634,107
Net Increase (Decrease) in Net Assets	35,951,567	58,447,141	91,124,443	75,803,217	5,894,380	19,874,486
Net Assets:
Beginning of Year	177,743,090	119,295,949	281,628,104	205,824,887	69,411,931	49,537,445
End of Year	$213,694,657	$177,743,090	$372,752,547	$281,628,104	$75,306,311	$69,411,931

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
FINANCIAL HIGHLIGHTS

Pursuant to the provisions of the AICPA Audit and Accounting Guide for Investment Companies ("Guide"), disclosure of per unit data and other supplemental data is presented in the form of a financial highlights section accompanying the financial statements. The Guide requires the data be presented for fiscal years beginning after December 15, 2000. Consequently, the financial highlights section which follows limits the required disclosures to the years ended December 31, 2004, 2003, 2002 and 2001.

	Investment Company Money Market Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2004		2003		2002	2001	2000
Unit value, beginning of year	$2.30		$2.30		$2.28	$2.22	$2.11
Unit value, end of year	$2.31		$2.30		$2.30	$2.28	$2.22
Units outstanding (000's), beginning of year (1)	24,188		26,791		27,210	25,658
Units Issued (000's) (1)	10,032		13,445		45,360	71,518
Units Redeemed (000's) (1)	(10,840)		(16,048)		(45,779)	(69,966)
Units Outstanding (000's), end of year	23,380		24,188		26,791	27,210	25,658
Net Assets (000's) (1)	$53,980		$55,625		$61,563	$62,172
Expense Ratio (A)(1)	0.90	%(D)	0.90	%(D)	0.90%	0.90%
Investment Income Ratio (B)(1)	1.06%		0.98%		1.55%	5.3%
Total Return (C)(1)	0.40%		0.08%		0.57%	3.04%
	Investment Company All America Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2004		2003		2002	2001	2000
Unit value, beginning of year	$7.85		$5.96		$7.74	$9.46	$10.05
Unit value, end of year	$8.42		$7.85		$5.96	$7.74	$9.46
Units outstanding (000's), beginning of year (1)	42,508		41,572		44,755	47,895
Units Issued (000's) (1)	22,655		17,434		19,155	21,460
Units Redeemed (000's) (1)	(25,265)		(16,498)		(22,338)	(24,600)
Units Outstanding (000's), end of year	39,898		42,508		41,572	44,755	47,895
Net Assets (000's) (1)	$335,998		$333,719		$247,576	$346,502
Expense Ratio (A)(1)	0.90%		0.90%		0.90%	0.90%
Investment Income Ratio (B)(1)	1.21%		0.84%		0.83%	0.4%
Total Return (C)(1)	7.27%		31.82%		-23.08%	-18.12%

(1)  Data is presented for fiscal years beginning after December 15, 2000.

(A)  This ratio represents the annualized Contract expenses of the Separate Account, consisting primarily of administrative, distribution and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to participant accounts through the redemption of units and expenses of the underlying fund are excluded.

(B)  This amount represents the dividends, excluding distributions of capital gains (except for the years ended December 31, 2002 and 2001), received by the Separate Account fund from the underlying fund, net of the underlying fund's net management fees and expenses, divided by the average net assets of the Separate Account fund. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the underlying fund in which the Separate Account fund invests.

(C)  This amount represents the total return for the periods indicated, including changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the contingent $2 monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

(D)  For the period July 15, 2003 through October 14, 2004, the effective annual expense ratio was .70% due to an expense waiver that was in effect. See Note 3 for additional information.

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
FINANCIAL HIGHLIGHTS (Continued)

	Investment Company Equity Index Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2004	2003	2002	2001	2000
Unit value, beginning of year	$2.62	$2.06	$2.67	$3.07	$3.41
Unit value, end of year	$2.88	$2.62	$2.06	$2.67	$3.07
Units outstanding (000's), beginning of year (1)	122,328	110,153	109,580	109,982
Units Issued (000's) (1)	116,746	131,832	111,439	107,487
Units Redeemed (000's) (1)	(115,402)	(119,657)	(110,866)	(107,889)
Units Outstanding (000's), end of year	123,672	122,328	110,153	109,580	109,982
Net Assets (000's) (1)	$355,954	$320,975	$227,294	$293,035
Expense Ratio (A)(1)	0.90%	0.90%	0.90%	0.90%
Investment Income Ratio (B)(1)	1.84%	1.57%	1.58%	3.3%
Total Return (C)(1)	9.69%	27.16%	-22.84%	-12.97%
	Investment Company Mid-Cap Equity Index Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2004	2003	2002	2001	2000
Unit value, beginning of year	$1.41	$1.05	$1.25	$1.28	$1.11
Unit value, end of year	$1.63	$1.41	$1.05	$1.25	$1.28
Units outstanding (000's), beginning of year (1)	91,187	64,271	49,342	37,752
Units Issued (000's) (1)	112,429	134,122	180,415	125,401
Units Redeemed (000's) (1)	(89,955)	(107,206)	(165,486)	(113,811)
Units Outstanding (000's), end of year	113,661	91,187	64,271	49,342	37,752
Net Assets (000's) (1)	$185,047	$128,837	$67,761	$61,89
Expense Ratio (A)(1)	0.90%	0.90%	0.90%	0.90%
Investment Income Ratio (B)(1)	1.09%	1.02%	1.77%	2.8%
Total Return (C)(1)	15.23%	34.01%	-15.95%	-1.96%

(1)  Data is presented for fiscal years beginning after December 15, 2000.

(A)  This ratio represents the annualized Contract expenses of the Separate Account, consisting primarily of administrative, distribution and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to participant accounts through the redemption of units and expenses of the underlying fund are excluded.

(B)  This amount represents the dividends, excluding distributions of capital gains (except for the years ended December 31, 2002 and 2001), received by the Separate Account fund from the underlying fund, net of the underlying fund's net management fees and expenses, divided by the average net assets of the Separate Account fund. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the underlying fund in which the Separate Account fund invests.

(C)  This amount represents the total return for the periods indicated, including changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the contingent $2 monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
FINANCIAL HIGHLIGHTS (Continued)

	Investment Company Bond Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2004	2003	2002	2001	2000
Unit value, beginning of year	$3.99	$3.78	$3.57	$3.31	$3.07
Unit value, end of year	$4.14	$3.99	$3.78	$3.57	$3.31
Units outstanding (000's), beginning of year (1)	22,484	22,509	20,932	13,899
Units Issued (000's) (1)	10,135	13,116	13,207	15,756
Units Redeemed (000's) (1)	(9,505)	(13,141)	(11,630)	(8,723)
Units Outstanding (000's), end of year	23,114	22,484	22,509	20,932	13,899
Net Assets (000's) (1)	$95,743	$89,822	$85,005	$74,711
Expense Ratio (A)(1)	0.90%	0.90%	0.90%	0.90%
Investment Income Ratio (B)(1)	4.51%	5.03%	8.97%	10.5%
Total Return (C)(1)	3.68%	5.78%	5.81%	7.77%
	Investment Company Short-Term Bond Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2004	2003	2002	2001	2000
Unit value, beginning of year	$1.53	$1.52	$1.46	$1.37	$1.28
Unit value, end of year	$1.54	$1.53	$1.52	$1.46	$1.37
Units outstanding (000's), beginning of year (1)	12,497	12,521	7,825	4,649
Units Issued (000's) (1)	5,925	10,241	10,451	6,928
Units Redeemed (000's) (1)	(5,588)	(10,265)	(5,755)	(3,752)
Units Outstanding (000's), end of year	12,834	12,497	12,521	7,825	4,649
Net Assets (000's) (1)	$19,747	$19,102	$18,979	$11,394
Expense Ratio (A)(1)	0.90%	0.90%	0.90%	0.90%
Investment Income Ratio (B)(1)	2.51%	3.31%	3.49%	6.4%
Total Return (C)(1)	0.66%	0.84%	4.10%	6.49%

(1)  Data is presented for fiscal years beginning after December 15, 2000.

(A)  This ratio represents the annualized Contract expenses of the Separate Account, consisting primarily of administrative, distribution and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to participant accounts through the redemption of units and expenses of the underlying fund are excluded.

(B)  This amount represents the dividends, excluding distributions of capital gains (except for the years ended December 31, 2002 and 2001), received by the Separate Account fund from the underlying fund, net of the underlying fund's net management fees and expenses, divided by the average net assets of the Separate Account fund. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the underlying fund in which the Separate Account fund invests.

(C)  This amount represents the total return for the periods indicated, including changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the contingent $2 monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
FINANCIAL HIGHLIGHTS (Continued)

	Investment Company Mid-Term Bond Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2004	2003	2002	2001	2000
Unit value, beginning of year	$1.67	$1.64	$1.51	$1.38	$1.32
Unit value, end of year	$1.69	$1.67	$1.64	$1.51	$1.38
Units outstanding (000's), beginning of year (1)	30,102	39,713	21,035	5,922
Units Issued (000's) (1)	11,988	21,886	41,929	26,104
Units Redeemed (000's) (1)	(16,203)	(31,497)	(23,251)	(10,991)
Units Outstanding (000's), end of year	25,887	30,102	39,713	21,035	5,922
Net Assets (000's) (1)	$43,729	$50,168	$64,981	$31,667
Expense Ratio (A)(1)	0.90%	0.90%	0.90%	0.90%
Investment Income Ratio (B)(1)	3.11%	3.00%	4.19%	5.7%
Total Return (C)(1)	1.36%	1.85%	8.69%	9.46%
	Investment Company Composite Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2004	2003	2002	2001	2000
Unit value, beginning of year	$5.23	$4.46	$4.87	$5.52	$5.61
Unit value, end of year	$5.51	$5.23	$4.46	$4.87	$5.52
Units outstanding (000's), beginning of year (1)	43,988	45,392	50,607	54,447
Units Issued (000's) (1)	4,927	5,455	5,327	5,576
Units Redeemed (000's) (1)	(7,603)	(6,859)	(10,542)	(9,416)
Units Outstanding (000's), end of year	41,312	43,988	45,392	50,607	54,447
Net Assets (000's) (1)	$227,813	$230,137	$202,661	$246,469
Expense Ratio (A)(1)	0.90%	0.90%	0.90%	0.90%
Investment Income Ratio (B)(1)	2.45%	2.60%	3.32%	3.7%
Total Return (C)(1)	5.40%	17.18%	-8.33%	-11.79

(1)  Data is presented for fiscal years beginning after December 15, 2000.

(A)  This ratio represents the annualized Contract expenses of the Separate Account, consisting primarily of administrative, distribution and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to participant accounts through the redemption of units and expenses of the underlying fund are excluded.

(B)  This amount represents the dividends, excluding distributions of capital gains (except for the years ended December 31, 2002 and 2001), received by the Separate Account fund from the underlying fund, net of the underlying fund's net management fees and expenses, divided by the average net assets of the Separate Account fund. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the underlying fund in which the Separate Account fund invests.

(C)  This amount represents the total return for the periods indicated, including changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the contingent $2 monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
FINANCIAL HIGHLIGHTS (Continued)

	Investment Company Aggressive Equity Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2004	2003	2002	2001	2000
Unit value, beginning of Period/Year	$2.69	$1.95	$2.47	$2.79	$2.85
Unit value, end of Period/Year	$2.81	$2.69	$1.95	$2.47	$2.79
Units outstanding (000's), beginning of Period/Year (1)	90,102	79,680	76,011	75,043
Units Issued (000's) (1)	47,144	50,404	57,813	44,630
Units Redeemed (000's) (1)	(50,924)	(39,982)	(54,144)	(43,662)
Units Outstanding (000's), end of Period/Year	86,322	90,102	79,680	76,011	75,043
Net Assets (000's) (1)	$242,747	$242,533	$155,282	$187,929
Expense Ratio (A)(1)	0.90%	0.90%	0.90%	0.90%
Investment Income Ratio (B)(1)	-	-	-	0.5%
Total Return (C)(1)	4.47%	38.12%	-21.18%	-11.43%

	Investment Company
	Conservative Allocation Fund			Moderate Allocation Fund			Aggressive Allocation Fund
Selected Per Unit and Supplementary Data:	Year Ended December 31, 2004	Period Ended December 31, 2003*		Year Ended December 31, 2004	Period Ended December 31, 2003*		Year Ended December 31, 2004	Period Ended December 31, 2003*
Unit value, beginning of Period/Year	$1.05	$1.05		$1.11	$1.05		$1.19	$1.05
Unit value, end of Period/Year	$1.09	$1.05		$1.19	$1.11		$1.29	$1.19
Units outstanding (000's), beginning of Period/Year (1)	2,009	-		9,849	-		6,511	-
Units Issued (000's) (1)	9,554	3,737		41,380	13,383		20,170	9,770
Units Redeemed (000's) (1)	(5,755)	(1,728)		(27,739)	(3,534)		(11,117)	(3,259)
Units Outstanding (000's), end of Period/Year	5,808	2,009		23,490	9,849		15,564	6,511
Net Assets (000's) (1)	$6,311	$2,104		$28,005	$10,943		$20,100	$7,722
Expense Ratio (A)(1)	0.90%	0.90%		0.90%	0.90%		0.90%	0.90%
Investment Income Ratio (B)(1)	4.58%	7.90	%(D)	3.84%	8.47	%(D)	2.95%	6.02	%(D)
Total Return (C)(1)	3.75%	4.73	%(E)	7.30%	11.11	%(E)	8.89%	18.61	%(E)

*  For the period May 20, 2003 (Commencement of Operations) to December 31, 2003.

(1)  Data is presented for fiscal years beginning after December 15, 2000.

(A)  This ratio represents the annualized Contract expenses of the Separate Account, consisting primarily of administrative, distribution and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to participant accounts through the redemption of units and expenses of the underlying fund are excluded.

(B)  This amount represents the dividends, excluding distributions of capital gains (except for the years ended December 31, 2002 and 2001), received by the Separate Account fund from the underlying fund, net of the underlying fund's net management fees and expenses, divided by the average net assets of the Separate Account fund. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the underlying fund in which the Separate Account fund invests.

(C)  This amount represents the total return for the periods indicated, including changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the contingent $2 monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

(D)  Annualized for periods less than one year.

(E)  Not annualized for periods less than one year.

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
FINANCIAL HIGHLIGHTS (Continued)

	Scudder Bond Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2004	2003	2002	2001	2000
Unit value, beginning of year	$16.22	$15.58	$14.60	$13.94	$12.73
Unit value, end of year	$16.94	$16.22	$15.58	$14.60	$13.94
Units outstanding (000's), beginning of year (1)	2,539	2,660	2,500	1,630
Units Issued (000's) (1)	1,124	1,046	1,517	2,625
Units Redeemed (000's) (1)	(1,029)	(1,167)	(1,357)	(1,755)
Units Outstanding (000's), end of year	2,634	2,539	2,660	2,500	1,630
Net Assets (000's) (1)	$44,626	$41,192	$41,440	$36,515
Expense Ratio (A)(1)	0.90%	0.90%	0.90%	0.90%
Investment Income Ratio (B)(1)	3.74%	4.10%	5.53%	4.2%
Total Return (C)(1)	4.43%	4.11%	6.68%	4.79%
	Scudder Capital Growth Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2004	2003	2002	2001	2000
Unit value, beginning of year	$30.30	$24.10	$34.34	$42.97	$48.17
Unit value, end of year	$32.43	$30.30	$24.10	$34.34	$42.97
Units outstanding (000's), beginning of year (1)	10,133	9,954	10,896	11,501
Units Issued (000's) (1)	1,667	3,244	4,909	3,964
Units Redeemed (000's) (1)	(2,419)	(3,065)	(5,851)	(4,569)
Units Outstanding (000's), end of year	9,381	10,133	9,954	10,896	11,501
Net Assets (000's) (1)	$304,222	$307,089	$239,897	$374,176
Expense Ratio (A)(1)	0.90%	0.90%	0.90%	0.90%
Investment Income Ratio (B)(1)	0.55%	0.42%	0.34%	13.1%
Total Return (C)(1)	7.02%	25.75%	-29.82%	-20.08%

(1)  Data is presented for fiscal years beginning after December 15, 2000.

(A)  This ratio represents the annualized Contract expenses of the Separate Account, consisting primarily of administrative, distribution and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to participant accounts through the redemption of units and expenses of the underlying fund are excluded.

(B)  This amount represents the dividends, excluding distributions of capital gains (except for the years ended December 31, 2002 and 2001), received by the Separate Account fund from the underlying fund, net of the underlying fund's net management fees and expenses, divided by the average net assets of the Separate Account fund. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the underlying fund in which the Separate Account fund invests.

(C)  This amount represents the total return for the periods indicated, including changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the contingent $2 monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
FINANCIAL HIGHLIGHTS (Continued)

	Scudder International Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2004	2003	2002	2001	2000
Unit value, beginning of year	$14.05	$11.10	$13.72	$20.02	$25.83
Unit value, end of year	$16.23	$14.05	$11.10	$13.72	$20.02
Units outstanding (000's), beginning of year (1)	7,014	7,089	7,619	8,335
Units Issued (000's) (1)	1,731	3,476	87,282	179,759
Units Redeemed (000's) (1)	(1,610)	(3,551)	(87,812)	(180,475)
Units Outstanding (000's), end of year	7,135	7,014	7,089	7,619	8,335
Net Assets (000's) (1)	$115,763	$98,539	$78,669	$104,518
Expense Ratio (A)(1)	0.90%	0.90%	0.90%	0.90%
Investment Income Ratio (B)(1)	1.29%	0.76%	0.80%	20.2%
Total Return (C)(1)	15.48%	26.60%	-19.10%	-31.48%
	American Century VP Capital Appreciation Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2004	2003	2002	2001	2000
Unit value, beginning of year	$12.59	$10.52	$13.44	$18.82	$17.40
Unit value, end of year	$13.46	$12.59	$10.52	$13.44	$18.82
Units outstanding (000's), beginning of year (1)	5,419	5,416	6,086	7,184
Units Issued (000's) (1)	1,886	2,198	2,635	8,755
Units Redeemed (000's) (1)	(2,474)	(2,195)	(3,305)	(9,853)
Units Outstanding (000's), end of year	4,831	5,419	5,416	6,086	7,184
Net Assets (000's) (1)	$65,033	$68,250	$56,984	$81,796
Expense Ratio (A)(1)	0.65%	0.65%	0.65%	0.70%
Investment Income Ratio (B)(1)	-	-	-	38.0%
Total Return (C)(1)	6.88%	19.69%	-21.71%	-28.57%

(1)  Data is presented for fiscal years beginning after December 15, 2000.

(A)  This ratio represents the annualized Contract expenses of the Separate Account, consisting primarily of administrative, distribution and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to participant accounts through the redemption of units and expenses of the underlying fund are excluded.

(B)  This amount represents the dividends, excluding distributions of capital gains (except for the years ended December 31, 2002 and 2001), received by the Separate Account fund from the underlying fund, net of the underlying fund's net management fees and expenses, divided by the average net assets of the Separate Account fund. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the underlying fund in which the Separate Account fund invests.

(C)  This amount represents the total return for the periods indicated, including changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the contingent $2 monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
FINANCIAL HIGHLIGHTS (Continued)

	Calvert Social Balanced Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2004	2003	2002	2001	2000
Unit value, beginning of year	$3.07	$2.59	$2.98	$3.23	$3.37
Unit value, end of year	$3.29	$3.07	$2.59	$2.98	$3.23
Units outstanding (000's), beginning of year (1)	19,878	17,942	17,463	17,238
Units Issued (000's) (1)	5,036	5,049	4,482	4,112
Units Redeemed (000's) (1)	(3,438)	(3,113)	(4,003)	(3,887)
Units Outstanding (000's), end of year	21,476	19,878	17,942	17,463	17,238
Net Assets (000's) (1)	$70,690	$60,988	$46,555	$52,045
Expense Ratio (A)(1)	0.90%	0.90%	0.90%	0.90%
Investment Income Ratio (B)(1)	1.78%	2.05%	2.80%	5.6%
Total Return (C)(1)	7.28%	18.25%	-12.94%	-7.78%
	Fidelity VIP Equity-Income Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2004	2003	2002	2001	2000
Unit value, beginning of year	$34.76	$26.89	$32.63	$34.61	$32.21
Unit value, end of year	$38.46	$34.76	$26.89	$32.63	$34.61
Units outstanding (000's), beginning of year (1)	5,113	4,437	4,275	3,753
Units Issued (000's) (1)	1,886	2,757	2,817	1,997
Units Redeemed (000's) (1)	(1,442)	(2,081)	(2,655)	(1,475)
Units Outstanding (000's), end of year	5,557	5,113	4,437	4,275	3,753
Net Assets (000's) (1)	$213,695	$177,743	$119,296	$139,507
Expense Ratio (A)(1)	0.80%	0.80%	0.80%	0.80%
Investment Income Ratio (B)(1)	1.48%	1.68%	3.97%	6.4%
Total Return (C)(1)	10.64%	29.29%	-17.61%	-5.72%

(1)  Data is presented for fiscal years beginning after December 15, 2000.

(A)  This ratio represents the annualized Contract expenses of the Separate Account, consisting primarily of administrative, distribution and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to participant accounts through the redemption of units and expenses of the underlying fund are excluded.

(B)  This amount represents the dividends, excluding distributions of capital gains (except for the years ended December 31, 2002 and 2001), received by the Separate Account fund from the underlying fund, net of the underlying fund's net management fees and expenses, divided by the average net assets of the Separate Account fund. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the underlying fund in which the Separate Account fund invests.

(C)  This amount represents the total return for the periods indicated, including changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the contingent $2 monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
FINANCIAL HIGHLIGHTS (Continued)

	Fidelity VIP II Contra Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2004	2003	2002	2001	2000
Unit value, beginning of year	$29.66	$23.27	$25.88	$29.73	$32.13
Unit value, end of year	$33.97	$29.66	$23.27	$25.88	$29.73
Units outstanding (000's), beginning of year (1)	9,496	8,844	8,695	8,742
Units Issued (000's) (1)	6,111	8,143	5,251	1,796
Units Redeemed (000's) (1)	(4,636)	(7,491)	(5,102)	(1,843)
Units Outstanding (000's), end of year	10,971	9,496	8,844	8,695	8,742
Net Assets (000's) (1)	$372,753	$281,628	$205,825	$225,031
Expense Ratio (A)(1)	0.80%	0.80%	0.80%	0.80%
Investment Income Ratio (B)(1)	0.32%	0.44%	0.82%	3.7%
Total Return (C)(1)	14.55%	27.44%	-10.07%	-12.95%
	Fidelity VIP II Asset Manager Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2004	2003	2002	2001	2000
Unit value, beginning of year	$25.34	$21.65	$23.91	$25.14	$26.40
Unit value, end of year	$26.51	$25.34	$21.65	$23.91	$25.14
Units outstanding (000's), beginning of year (1)	2,739	2,288	2,114	1,908
Units Issued (000's) (1)	709	1,061	774	610
Units Redeemed (000's) (1)	(608)	(610)	(600)	(404)
Units Outstanding (000's), end of year	2,840	2,739	2,288	2,114	1,908
Net Assets (000's) (1)	$75,306	$69,412	$49,537	$50,556
Expense Ratio (A)(1)	0.80%	0.80%	0.80%	0.80%
Investment Income Ratio (B)(1)	2.62%	3.27%	3.80%	5.6%
Total Return (C)(1)	4.63%	17.03%	-9.46%	-4.86%

(1)  Data is presented for fiscal years beginning after December 15, 2000.

(A)  This ratio represents the annualized Contract expenses of the Separate Account, consisting primarily of administrative, distribution and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to contract participants through the redemption of units and expenses of the underlying fund are excluded.

(B)  This amount represents the dividends, excluding distributions of capital gains (except for the years ended December 31, 2002 and 2001), received by the Separate Account fund from the underlying fund, net of the underlying fund's net management fees and expenses, divided by the average net assets of the Separate Account fund. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the underlying fund in which the Separate Account fund invests.

(C)  This amount represents the total return for the periods indicated, including changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the contingent $2 monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies and Organization

Separate Account No. 2 of Mutual of America Life Insurance Company ("the Company") was established in conformity with New York Insurance Law and commenced operations on June 4, 1984. On October 31, 1986, Separate Account No. 2 was reorganized into a unit investment trust. Separate Account No. 2 consists of 20 distinct funds. Each invests in shares of one of 12 funds of Mutual of America Investment Corporation (the "Investment Company"): the Money Market, All America, Equity Index, Mid-Cap Equity Index, Bond, Short-Term Bond, Mid-Term Bond, Composite, Aggressive Equity, Conservative Allocation, Moderate Allocation and Aggressive Allocation Funds; three portfolios of Scudder Variable Series I ("Scudder"): the Bond, Capital Growth and International Portfolios; the VP Capital Appreciation Fund of American Century Variable Portfolios, Inc. ("American Century"); the Calvert Social Balanced Portfolio of Calvert Variable Series, Inc. ("Calvert"); and the Equity-Income, Contrafund and Asset Manager Portfolios of Fidelity Investments Variable Insurance Products Funds ("Fidelity").

The Investment Company Conservative Allocation, Moderate Allocation and Aggressive Allocation Funds became available to Separate Account No. 2 as investment alternatives on May 20, 2003.

Separate Account No. 2 was formed by the Company to support the operations of the Company's group and individual variable accumulation annuity contracts ("Contracts"). The assets of Separate Account No. 2 are the property of the Company. The portion of Separate Account No. 2's assets applicable to the Contracts will not be charged with liabilities arising out of any other business the Company may conduct.

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America may require management to make estimates and assumptions that affect the reported amounts of assets, liabilities, income, expenses and related disclosures. Actual results, however, may differ from those estimates.

The following is a summary of the significant accounting policies consistently followed by the Company, which are in conformity with accounting principles generally accepted in the United States of America:

Investment Valuation - Investments are made in shares of the Investment Company, Scudder, American Century, Calvert and Fidelity ("Underlying Funds") and are valued at the reported net asset values of the respective funds or portfolios.

Investment Income - Dividend distributions made by the Underlying Funds, generally representing a distribution of their accumulated income and capital gains, are recognized as investment income on the ex-dividend dates of each Underlying Fund by each Fund of Separate Account No. 2 and are immediately fully reinvested in additional shares of the Underlying Funds at their respective ex-dividend net asset values. As such, the ultimate effect of the dividend paid to the Funds of Separate Account No. 2 has no impact on their respective unit values.

Investment Transactions - Investment transactions are recorded on the trade date. Realized gains and losses on sales of investments are determined based on the average cost of the investment sold.

Federal Income Taxes - Separate Account No. 2 is treated as a part of the Company and not taxed separately as a "regulated investment company" under existing law. The Company is taxed as a life insurance company under the life insurance tax provisions of the Internal Revenue Code. No provision for income taxes is required in the accompanying financial statements.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
NOTES TO FINANCIAL STATEMENTS (Continued)

2. Investments

The number of shares owned by Separate Account No. 2 and their respective net asset values (rounded to the nearest cent) per share at December 31, 2004 are as follows:

	Number of Shares	Net Asset Value
Investment Company Funds:
Money Market Fund	45,499,022	$1.19
All America Fund	164,113,426	2.05
Equity Index Fund	167,825,801	2.12
Mid-Cap Equity Index Fund	126,340,092	1.46
Bond Fund	74,132,186	1.29
Short-Term Bond Fund	19,312,508	1.02
Mid-Term Bond Fund	46,277,599	0.94
Composite Fund	156,110,787	1.46
Aggressive Equity Fund	138,250,511	1.76
Conservative Allocation Fund	6,185,332	1.02
Moderate Allocation Fund	25,276,943	1.11
Aggressive Allocation Fund	16,555,878	1.21
Scudder Portfolios:
Bond Portfolio	6,260,191	7.13
Capital Growth Portfolio - Class "A"	19,413,237	15.67
International Portfolio - Class "A"	12,184,792	9.50
American Century VP Capital Appreciation Fund	8,488,132	7.66
Calvert Social Balanced Portfolio	37,765,028	1.87
Fidelity Portfolios:
Equity-Income - "Initial" Class	8,423,679	25.37
Contrafund - "Initial" Class	14,003,424	26.62
Asset Manager - "Initial" Class	5,070,897	14.85

3. Expenses

Administrative Charges - In connection with its administrative functions, the Company deducts daily, at an annual rate of .40%, an amount from the value of the net assets of all funds, except the American Century VP Capital Appreciation Fund for which the annual rate is .15% and, each Fidelity fund, for which the annual rate is .30%.

In addition, a deduction of $2.00 may be made at the end of each month from a participant's account, except that such charge shall not exceed 1/12 of 1% of the balance in such account in any month.

Distribution Expense Charge - As principal underwriter, the Company performs all distribution and sales functions and bears all distribution and sales expenses relative to the Contracts. For providing these services, the Company deducts daily, at an annual rate of .35%, an amount from the value of the net assets of each fund to cover such expenses.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
NOTES TO FINANCIAL STATEMENTS (Continued)

3. Expenses (Continued)

Expense Risk Charge - For assuming expense risks under the Contracts, the Company deducts daily, at an annual rate of .15%, an amount from the value of the net assets of each fund.

From July 15, 2003 through October 14, 2004, the Investment Company Money Market Fund's annual expenses were waived to the extent required to prevent the total investment returns, net of separate account expenses, from producing a negative result. During the period of the waiver, the Investment Company Money Market Fund's expenses were reduced at an annual rate of 0.20%.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors
Mutual of America Life Insurance Company:

We have audited the accompanying consolidated statutory statements of financial condition of Mutual of America Life Insurance Company and subsidiaries as of December 31, 2004 and 2003, and the related consolidated statutory statements of operations and surplus, and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described more fully in Notes 1 and 9 to the consolidated statutory financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the State of New York Insurance Department, which practices differ from accounting principles generally accepted in the United States of America. The effects on the financial statements of the variances between the statutory accounting practices and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

In our opinion, because of the effects of the matter discussed in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States of America, the financial position of Mutual of America Life Insurance Company and subsidiaries as of December 31, 2004 and 2003, or the results of their operations or their cash flows for the years then ended.

Also, in our opinion, the consolidated statutory financial statements referred to above present fairly, in all material respects, the financial position of Mutual of America Life Insurance Company and subsidiaries as of December 31, 2004 and 2003, and the results of their operations and their cash flows for the years then ended, in conformity with accounting practices prescribed or permitted by the State of New York Insurance Department.

New York, New York
March 4, 2005

MUTUAL OF AMERICA LIFE INSURANCE COMPANY
CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION
DECEMBER 31, 2004 AND 2003

	2004	2003
ASSETS
General account assets
Bonds and notes	$5,465,227,732	$5,420,717,807
Common stocks	340,246,900	322,861,071
Preferred stocks	18,485,566	23,557,073
Cash and short-term investments	28,080,993	20,819,648
Guaranteed funds transferable	74,939,182	79,086,400
Mortgage loans	9,506,480	10,480,883
Real estate	290,747,953	290,453,113
Policy loans	92,190,699	89,487,408
Other invested assets	3,089,030	3,383,369
Investment income accrued	68,385,048	90,955,501
Deferred federal income taxes	28,303,209	36,230,124
Other assets	15,519,570	10,873,721
Total general account assets	6,434,722,362	6,398,906,118
Separate account assets	5,053,544,738	4,603,281,225
TOTAL ASSETS	$11,488,267,100	$11,002,187,343
LIABILITIES AND SURPLUS
General account liabilities
Insurance and annuity reserves	$5,464,448,304	$5,468,210,859
Other contractholders liabilities and reserves	9,857,638	10,496,797
Interest maintenance reserve	156,436,735	175,096,565
Other liabilities	51,411,385	48,886,678
Total general account liabilities	5,682,154,062	5,702,690,899
Separate account reserves and other liabilities	5,053,544,738	4,603,281,225
Total liabilities	10,735,698,800	10,305,972,124
Asset valuation reserve	75,851,775	68,588,270
SURPLUS
Assigned surplus	1,150,000	1,150,000
Unassigned surplus	675,566,525	626,476,949
Total surplus	676,716,525	627,626,949
TOTAL LIABILITIES AND SURPLUS	$11,488,267,100	$11,002,187,343

See accompanying notes to consolidated statutory financial statements.

MUTUAL OF AMERICA LIFE INSURANCE COMPANY
CONSOLIDATED STATEMENTS OF OPERATIONS AND SURPLUS
FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003

	2004	2003
INCOME
Premium and annuity considerations	$1,067,133,581	$1,062,517,867
Life and disability insurance premiums	20,294,557	20,946,089
Total considerations and premiums	1,087,428,138	1,083,463,956
Separate account investment and administration fees	42,964,547	36,502,761
Net investment income	369,544,868	397,570,011
Other, net	2,878,358	1,931,143
Total income	1,502,815,911	1,519,467,871
DEDUCTIONS
Change in insurance and annuity reserves	151,944,970	300,436,948
Annuity and surrender benefits	1,125,505,837	985,382,322
Death and disability benefits	15,389,344	14,836,638
Operating expenses	157,746,433	162,573,441
Total deductions	1,450,586,584	1,463,229,349
Net gain before dividends	52,229,327	56,238,522
Dividends to contractholders and policyholders	(74,049)	(261,568)
Net gain from operations	52,155,278	55,976,954
Federal income tax benefit	566,534	1,992,732
Net realized capital losses	(38,387,747)	(28,304,759)
Net income	14,334,065	29,664,927
SURPLUS TRANSACTIONS
Change in:
Asset valuation reserve	(7,263,505)	(45,412,990)
Unrealized capital gains (losses), net	63,163,928	83,606,814
Non-admitted assets and other, net	(12,481,469)	(19,337,214)
Net deferred income tax asset	(8,482,443)	2,064,593
Minimum pension liability and other, net	(181,000)	9,879,331
Net change in surplus	49,089,576	60,465,461
SURPLUS
Beginning of year	627,626,949	567,161,488
End of year	$676,716,525	$627,626,949

See accompanying notes to consolidated statutory financial statements.

MUTUAL OF AMERICA LIFE INSURANCE COMPANY
CONSOLIDATED STATEMENTS OF CASH FLOWS
FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003

	2004	2003
CASH PROVIDED
Premium and annuity funds received	$1,086,978,321	$1,083,568,072
Investment income received	357,258,550	344,719,532
Separate account investment and administrative fees	45,769,587	36,492,429
Other, net	858,604	2,661,738
Total receipts	1,490,865,062	1,467,441,771
Benefits paid	1,198,490,384	1,062,935,115
Insurance and operating expenses paid	157,838,432	163,476,454
Net transfers to separate accounts	40,935,929	111,954,617
Total payments	1,397,264,745	1,338,366,186
Net cash provided by operations	93,600,317	129,075,585
Proceeds from long-term investments sold, matured or repaid	2,031,384,301	3,056,512,055
Other, net	757,835	13,016,239
Total cash provided	2,125,742,453	3,198,603,879
CASH APPLIED
Cost of long-term investments acquired	1,993,179,368	3,054,298,272
Other, net	125,301,740	148,323,711
Total cash applied	2,118,481,108	3,202,621,983
Net change in cash and short-term investments	7,261,345	(4,018,104)
CASH AND SHORT-TERM INVESTMENTS
Beginning of year	20,819,648	24,837,752
End of year	$28,080,993	$20,819,648

See accompanying notes to consolidated statutory financial statements.

MUTUAL OF AMERICA LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2004 AND 2003

1. Summary of Significant Accounting Policies

Principles of Consolidation

The accompanying financial statements include the consolidated accounts of Mutual of America Life Insurance Company ("Mutual of America") and its wholly owned subsidiaries (collectively referred to as the "Company"), as permitted by the State of New York Insurance Department. Significant intercompany balances and transactions have been eliminated in consolidation.

Nature of Operations

Mutual of America provides retirement and employee benefit plans in the small to medium-size company market, principally to employees in the not-for-profit social health and welfare field. In recent years, the Company has expanded to include for-profit organizations in the small to medium-size company market. The insurance company in the group is licensed in all fifty states and the District of Columbia. Operations are conducted primarily through a network of regional field offices staffed by salaried consultants.

Basis of Presentation

The accompanying financial statements are presented in conformity with statutory accounting practices prescribed or permitted by the State of New York Insurance Department ("New York Department"). Such practices differ from accounting principles generally accepted in the United States of America ("GAAP"). The significant variances between such practices and GAAP are described in Note 9. The ability of the Company to fulfill its obligations to contractholders and policyholders is of primary concern to insurance regulatory authorities.

The National Association of Insurance Commissioners ("NAIC") has codified statutory accounting principles ("Codification"). The New York Department issued Regulation No. 172 ("Regulation No. 172"), which adopted Codification, with certain significant modifications, as the prescribed basis of accounting for its domestic insurers. Periodically, the New York Department amends Regulation No. 172 for revisions in the prescribed basis of accounting. All changes required by New York Regulation No. 172, as amended through December 31, 2004, are reflected in the accompanying consolidated statutory financial statements.

The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent liabilities at the date of the financial statements and the reported amounts of income and deductions during the reporting period. Actual results could differ from these estimates.

Asset Valuations

Bonds, Notes and Short-Term Investments - Investment valuations are prescribed by the NAIC. Bonds qualifying for amortization are stated at amortized cost. Short-term investments are stated at cost which approximates fair value. Bonds where the NAIC rating has fallen to class six and the NAIC market value is below amortized cost are carried at the lowest market value assigned to the bond by the NAIC since being rated as a class six. Temporary unrealized losses related to the valuation of these non-investment grade bonds are recorded directly to unassigned surplus. Losses that are considered to be other than temporary are recognized in net income when incurred. Management regularly reviews all of its bonds for other than temporary impairment based on criteria that include the extent to which cost exceeds market value, the duration of that market decline and an analysis of the financial health and specific

MUTUAL OF AMERICA LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
DECEMBER 31, 2004 AND 2003

1. Summary of Significant Accounting Policies (Continued)

prospects for the issuer, including the Company's intent and ability to retain its investment in the issuer for a period of time sufficient to allow for any anticipated recovery in fair value.

Common and Preferred Stocks - At December 31, 2004 and 2003 common stocks include $133.6 million and $123.2 million, respectively invested in the Mutual of America Institutional Funds and $206.6 million and $199.7 million invested in a portfolio of approximately 500 common stocks that mirror the Standard & Poor's 500 Index, with each stock's weight directly proportionate to that company's market value relative to the Index. Common stocks in good standing are stated at market value. Market value is determined by reference to valuations quoted by the NAIC. Unrealized gains and losses are recorded directly to unassigned surplus. Losses that are considered to be other than temporary are recognized in net income when incurred. Management regularly reviews its equity investments for other than temporary impairment based on criteria that include the extent to which cost exceeds market value, the duration of that market decline and an analysis of the financial health and specific prospects for the issuer, including the Company's intent and ability to retain its investment for a period of time sufficient to allow for any anticipated recovery in fair value. Preferred stock is carried at cost.

Guaranteed Funds Transferable - Guaranteed funds transferable consists of funds held with a former reinsurer and is stated at the total principal amount of future guaranteed transfers to Mutual of America.

Mortgage Loans - Mortgage loans are carried at amortized indebtedness. Impairments of individual loans that are considered other than temporary are recognized in net income when incurred. There were no impairment losses incurred during 2004 and 2003.

Real Estate - Real estate, which is classified as Company-occupied property, is carried at cost, including capital improvements, net of accumulated depreciation of $88.3 million and $79.1 million at December 31, 2004 and 2003, respectively, and is depreciated on a straight-line basis over 39 years. Tenant improvements on real estate investments are depreciated over the shorter of the lease term or the estimated life of the improvement.

Policy Loans - Policy loans are stated at the unpaid principal balance of the loan.

Other Assets - Certain other assets, such as net deferred income tax assets not expected to be realized within one year, furniture and fixtures and prepaid expenses, are considered "non-admitted assets" and excluded from the consolidated statutory statements of financial condition.

Insurance and Annuity Reserves

Reserves for annuity contracts are computed on the net single premium method and represent the estimated present value of future retirement benefits. These reserves, which were $1.2 billion and $1.3 billion at December 31, 2004 and 2003, respectively, are based on mortality and interest rate assumptions (ranging predominately from 5.00% to 7.50%), which meet or exceed statutory requirements and are not subject to discretionary withdrawal.

Reserves for contractual funds not yet used for the purchase of annuities are accumulated at various guaranteed interest rates, which, during 2004 and 2003, averaged 3.00% and 3.19%, respectively, and are deemed sufficient to provide for contractual surrender values for these funds. These reserves, which were $3.6 billion and $3.5 billion at December 31, 2004 and 2003, respectively, are subject to discretionary withdrawal at book value.

MUTUAL OF AMERICA LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
DECEMBER 31, 2004 AND 2003

1. Summary of Significant Accounting Policies (Continued)

Reserves for guaranteed investment contracts, which were $.5 billion at both December 31, 2004 and 2003, are accumulated at various guaranteed interest rates, which during 2004 and 2003 averaged 7.21% and 7.09%, respectively, and meet statutory requirements. Reserves for life and disability insurance are based on mortality, morbidity and interest rate assumptions which meet statutory requirements.

Interest Maintenance and Asset Valuation Reserves

Realized gains and losses, net of applicable taxes, arising from changes in interest rates are accumulated in the Interest Maintenance Reserve ("IMR") and are amortized into net investment income over the estimated remaining life of the investment sold. All other realized gains and losses are reported in the consolidated statements of operations.

An Asset Valuation Reserve ("AVR") applying to the specific risk characteristics of all invested asset categories excluding cash, policy loans and investment income accrued has been established based on a statutory formula. Realized and unrealized gains and losses arising from changes in the creditworthiness of the issuer are included in the appropriate subcomponent of the AVR. Changes in the AVR are recorded directly to unassigned surplus.

Separate Account Operations

Variable annuity considerations and certain variable life insurance premiums may be allocated at participants' discretion among investment funds in Separate Accounts. Separate Account funds invest in mutual funds, including funds managed by Mutual of America Capital Management Corporation, a wholly owned subsidiary (the "Adviser"), and other funds managed by outside investment advisors. All net realized and unrealized capital gains in the Separate Accounts, which reflect investment performance of the mutual funds in which they invest, accrue directly to participants (net of administrative and other Separate Account charges) and are not reflected in the Company's consolidated statements of operations. Certain administrative and other charges are assessed as a percentage of Separate Account assets and vary based upon the level of administrative services provided. During 2004 and 2003, such charges were equal to approximately .90%, respectively, of total average Separate Account assets. Separate Account charges and investment advisory fees paid to the Adviser are included in the consolidated statement of operations.

Investments held in the Separate Accounts are stated at market value. Participants' corresponding equity in the Separate Accounts is reported as liabilities in the accompanying statements. Premiums and benefits related to the Separate Accounts are combined with the General Account in the accompanying statements. Net operating gains and losses are offset by changes to reserve liabilities in the respective Separate Accounts. These reserves, which were approximately $5.1 billion and $4.6 billion at December 31, 2004 and 2003, respectively, are subject to discretionary withdrawal at market value.

Premiums and Annuity Considerations

Insurance premiums and annuity considerations derived from defined contribution plans are recognized as income when due. Voluntary savings-type and defined benefit considerations and other deposits are recognized as income when received. Group life and disability insurance premiums are recognized as income over the contract period.

MUTUAL OF AMERICA LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
DECEMBER 31, 2004 AND 2003

1. Summary of Significant Accounting Policies (Continued)

Investment Income and Expenses

General Account investment income is reported as earned and is presented net of related investment expenses. Operating expenses, including acquisition costs for new business and income taxes, are charged to operations as incurred.

Dividends

Dividends are based on formulas and scales approved by the Board of Directors and are accrued currently for payment subsequent to plan anniversary dates.

Certain 2003 amounts included in the accompanying consolidated statutory financial statements have been reclassified to conform to the 2004 presentation.

2. Investments

Valuation

The statement values and NAIC market values of investments in fixed maturity securities (bonds and notes) at December 31, 2004 and 2003 are shown below. Excluding U.S. government and government agency investments, the Company is not exposed to any significant concentration of credit risk.

	Statement	Gross Unrealized		NAIC Market
December 31, 2004 (in millions)	Value	Gains	Losses	Value
Fixed maturities:
U.S. Treasury securities and obligations of U.S. Government corporations and agencies	$3,236.5	$48.5	$23.6	$3,261.4
Obligations of states and political subdivisions	14.6	2.6	-	17.2
Debt securities issued by foreign governments	39.5	2.8	-	42.3
Corporate securities	2,189.6	90.5	6.8	2,273.3
Total	$5,480.2	$144.4	$30.4	$5,594.2
	Statement	Gross Unrealized		NAIC Market
December 31, 2003 (in millions)	Value	Gains	Losses	Value
Fixed maturities:
U.S. Treasury securities and obligations of U.S. Government corporations and agencies	$3,221.1	$26.3	$6.1	$3,241.3
Obligations of states and political subdivisions	14.1	2.2	-	16.3
Debt securities issued by foreign governments	41.8	2.4	-	44.2
Corporate securities	2,149.1	88.4	7.7	2,229.8
Total	$5,426.1	$119.3	$13.8	$5,531.6

Approximately 39.0% and 41.2% of total fixed maturity securities at December 31, 2004 and 2003, respectively, are direct or collateralized obligations of Federal National Mortgage Association ("FNMA") or Federal Home Loan Mortgage Corporation ("FHLMC"), of which approximately 85.0% in both years are collateralized mortgage backed securities. Short-term fixed maturity securities with a statement

MUTUAL OF AMERICA LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
DECEMBER 31, 2004 AND 2003

2. Investments (Continued)

value and NAIC market value of $15.0 million and $5.4 million at December 31, 2004 and 2003, respectively, are included in the above tables. At December 31, 2004, and 2003 the Company had $3.6 million and $3.3 million (par value $3.6 million and $3.3 million), respectively, of its long-term fixed maturity securities on deposit with various state regulatory agencies.

At December 31, 2004 and 2003 net unrealized appreciation (depreciation) reflected in surplus consisted of the following:

December 31 (in millions)	2004	2003	Change
Equity securities (common and preferred stock)	$(30.0)	$(63.2)	$33.2
Bonds and notes	(9.3)	(39.3)	30.0
Other invested assets	(1.1)	(1.1)	-
Net unrealized (depreciation) appreciation	$(40.4)	$(103.6)	$63.2

The unrealized depreciation related to the Company's common equity and bond portfolios improved by $33.2 million and $30.0 million, respectively during the year as shown above. The net unrealized depreciation of $30.0 million for equity securities at December 31, 2004 consists of $53.6 million of gross unrealized losses and $23.6 million of gross unrealized gains. The gross unrealized losses of $53.6 million are predominantly greater than twelve months old. The net unrealized depreciation of $9.3 million for bonds is greater than twelve months old. However, this amount reflects the lowest NAIC market price assigned to the bond since it defaulted, and is not necessarily an indication of the current market value of these bonds.

Net realized capital gains (losses) reflected in the statements of operations for the years ended December 31, 2004 and 2003 were as follows:

December 31 (in millions)	2004	2003
Bonds and notes	$(30.6)	$(30.1)
Equity securities (common and preferred stock)	(7.8)	1.8
Net realized capital gains (losses)	$(38.4)	$(28.3)

The 2004 bond losses arose primarily from the involuntary redemption of previously defaulted securities by their issuer in connection with emerging from Chapter 11 bankruptcy protection pursuant to a final approved reorganization plan. The 2003 bond losses resulted primarily from the involuntary redemption of several bonds that defaulted and were reflected in surplus, toward the end of 2002. The 2003 realized capital losses shown above for the bonds also include other than temporary impairment write-downs of $9.9 million. There was one bond default in 2003, resulting in a $1.6 million other than temporary impairment loss. There were no new defaults during 2004. Since the majority of the 2004 and 2003 realized capital losses from bonds had previously been recorded as unrealized losses in surplus, there was no negative impact on the Company's surplus as a result of this activity. Other than temporary impairment write-downs related to equity securities owned in the General Account's S&P 500 Index portfolio were $8.8 million and $2.5 million in 2004 and 2003, respectively. Since these losses had previously been

MUTUAL OF AMERICA LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
DECEMBER 31, 2004 AND 2003

2. Investments (Continued)

recognized as unrealized losses in surplus, there was no negative impact on the Company's surplus as a result of these write downs. There were no losses recognized on mortgage loans in 2004 and 2003.

Maturities

The statement values and NAIC market values of investments in fixed maturity securities by contractual maturity (except for mortgage-backed securities, which are stated at expected maturity) at December 31, 2004 are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to prepay obligations with or without prepayment penalties.

December 31, 2004 (in millions)	Statement Value	NAIC Market Value
Due in one year or less	$534.1	$544.9
Due after one year through five years	1,980.0	2,023.1
Due after five years through ten years	1,051.7	1,073.0
Due after ten years	1,914.4	1,953.2
Total	$5,480.2	$5,594.2

Realized Investment Gains - Fixed Maturity Securities

Sales of investments in fixed maturity securities resulted in $4.7 million and $22.9 million of net gains being accumulated in IMR in 2004 and 2003, respectively, as follows:

December 31 (in millions)	2004	2003
Fixed maturity securities
Proceeds	$2,410.6	$3,550.0
Gross realized gains	9.5	24.9
Gross realized losses	(4.8)	(2.0)

Such amounts will be amortized into net investment income over the estimated remaining life of the investment sold. During 2004 and 2003, $23.4 million and $27.4 million, respectively, of the IMR was amortized and included in net investment income.

3. Guaranteed Funds Transferable

In 1980, Mutual of America terminated a reinsurance arrangement and assumed direct ownership of funds held by the former reinsurer and direct liability for the contractual obligations to policyholders. The liability to such policyholders is included as insurance and annuity reserves in the consolidated statutory statements of financial condition. The principal amount of the funds held by the former reinsurer is guaranteed to earn at least 3.125% per year.

The guaranteed funds are transferable to Mutual of America over time and are stated at the total principal amount of future guaranteed transfers to Mutual of America of $74.9 million and $79.1 million at December 31, 2004 and 2003, respectively. The actual interest and other allocated investment earnings on these funds amounted to $7.8 million and $5.7 million in 2004 and 2003, respectively, and are included in net investment income.

MUTUAL OF AMERICA LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
DECEMBER 31, 2004 AND 2003

4. Real Estate

Real estate consists primarily of an office building that Mutual of America purchased for its corporate headquarters. The Company occupies approximately one-third of this office building as its corporate headquarters and leases the remaining space. Depreciation expense was $5.3 million in both 2004 and 2003.

5. Pension Plan And Postretirement Benefits

Pension Benefit and Other Benefit Plans

The Company has a qualified, non-contributory defined benefit pension plan covering virtually all employees. Benefits are generally based on years of service and final average salary. The Company's funding policy is to contribute annually, at a minimum, the amount necessary to satisfy the funding requirements under the Employee Retirement Income Security Act of 1974 ("ERISA"). The Company also maintains two non-qualified defined benefit pension plans. The first provides benefits to employees whose total compensation exceeds the maximum allowable compensation limits for qualified retirement plans under ERISA. The second provides benefits to non-employee members of the Board of Directors.

The Company has two defined benefit postretirement plans covering substantially all salaried employees. Employees may become eligible for such benefits upon attainment of retirement age while in the employ of the Company and upon satisfaction of service requirements. One plan provides medical and dental benefits and the second plan provides life insurance benefits. The postretirement plans are contributory for those individuals who retire with less than twenty years of eligible service, with retiree contributions adjusted annually and contain other cost-sharing features, such as deductibles and coinsurance. All benefit plans are underwritten by Mutual of America.

The components of net periodic benefit costs are as follows:

	Pension Benefits		Other Benefits
December 31 (in millions)	2004	2003	2004	2003
Service cost	$9.2	$9.5	$1.2	$1.2
Interest cost on PBO	11.5	11.2	2.0	2.0
Expected return on plan assets	(15.0)	(12.8)	-	-
Prior services costs	-	-	(.1)	-
Amortization of unrecognized net loss	7.2	9.3	.5	.5
Net benefit expense	$12.9	$17.2	$3.6	$3.7

MUTUAL OF AMERICA LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
DECEMBER 31, 2004 AND 2003

5. Pension Plan and Postretirement Benefits (Continued)

The changes in the projected benefit obligation and plan assets are as follows:

	Pension Benefits		Other Benefits
December 31 (in millions)	2004	2003	2004	2003
Change in Projected Benefit Obligation (PBO)
PBO, beginning of year	$180.8	$161.6	$31.6	$32.0
Service cost	9.2	9.5	1.2	1.2
Interest cost	11.5	11.2	2.0	2.0
Plan amendment	-	.8	(1.8)	-
Change in assumptions	13.1	-	4.7	(4.8)
Actuarial loss (gain)	(6.0)	7.5	-	2.3
Benefits and expenses paid	(9.9)	(9.8)	(1.1)	(1.1)
PBO, end of year	$198.7	$180.8	$36.6	$31.6
	Pension Benefits		Other Benefits
December 31 (in millions)	2004	2003	2004	2003
Change in Plan Assets
Plan assets, beginning of year	$137.5	$102.0	$-	$-
Employer contributions	24.0	25.0	-	-
Return on plan assets	11.7	20.3	-	-
Benefits and expenses paid	(9.9)	(9.8)	-	-
Plan assets, end of year	163.3	137.5	-	-
Plan assets (lower than) in excess of PBO	$(35.4)	$(43.3)	$(36.6)	$(31.6)

At December 31, 2004, all of the qualified pension plan assets are invested in one of the Company's Separate Accounts and participation in certain other funds managed by outside investment advisors and consisted of approximately 80% in equity investments and 20% in fixed-income investments. For financial reporting purposes, the prepaid benefit cost at December 31, 2004 and 2003, has been classified as a non-admitted asset. The prepaid (accrued) benefit cost is as follows:

	Pension Benefits		Other Benefits
December 31 (in millions)	2004	2003	2004	2003
Plan assets (lower than) in excess of PBO	$(35.4)	$(43.3)	$(36.6)	$(31.6)
Unrecognized prior service cost	2.2	2.7	(1.7)	-
Unrecognized net loss from past experience different from that assumed	95.8	92.1	14.1	9.9
Prepaid (accrued) benefit cost, end of year	$62.6	$51.5	$(24.2)	$(21.7)

The Company funds the qualified non-contributory defined benefit pension plan in accordance with the requirements of ERISA. Plan assets at fair value for the qualified pension plan were $125.8 million and $110.2 million at December 31, 2004 and 2003, respectively. The actuarial present value of accumulated

MUTUAL OF AMERICA LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
DECEMBER 31, 2004 AND 2003

5. Pension Plan and Postretirement Benefits (Continued)

benefits for the qualified pension plan was $114.5 million and $98.9 million at December 31, 2004 and 2003, respectively. At December 31, 2004 the accumulated benefit obligation of the non-qualified defined benefit pension plans exceeded the fair value of plan assets by $.2 million. As such, the Company recorded an additional minimum liability of $.2 million, which was reflected as a direct reduction of the Company's surplus at December 31, 2004. At December 31, 2003, the fair value of plan assets relative to the qualified defined benefit pension plan exceeded the accumulated benefit obligation and, as such, $13.6 million of the additional minimum pension liability established prior to 2003 was reduced and recorded as a direct increase to unassigned surplus.

During 2004 and 2003, the Company made contributions to the qualified plan of $14.0 million and $22.0 million, respectively. The Company estimates that it will make contributions of approximately $13.0 million to its defined benefit plans in 2005. Benefits expected to be paid from these plans total $19.8 million in 2005, $4.6 million in 2006, $11.3 million in 2007, $7.7 million in 2008 and $25.0 million in 2009. The aggregate benefits expected to be paid in 2010 through 2014 total approximately $108.0 million. The calculation of expected benefits is based on the same assumptions used to measure the Company's benefit obligation at December 31, 2004.

The assumptions used in determining the aggregate projected benefit obligation for pension and other benefit plans were as follows:

	Pension Benefits		Other Benefits
Weighted average assumptions at December 31	2004	2003	2004	2003
Discount rate	6.00%	6.50%	6.00%	6.50%
Rate of compensation increase	4.23%	4.23%	4.00%	4.00%
Expected return on plan assets	10.50%	10.50%

The weighted average discount rate, compensation rate increase and expected return on plan assets assumptions used to compute the net benefit expense for pension and other benefits were 6.50%, 4.23% and 10.50%, respectively, in both 2004 and 2003. The Company's overall expected long-term rate of return on plan assets is 10.50%. This expected long-term rate of return was determined based upon the current projected benefit payout period and the current mix of plan investments, which consists of approximately 80% in equity investments and 20% in fixed-income investments. The Company believes that this investment mix properly matches the plan's benefit obligations. The equity component of the expected long-term rate of return was determined using a combination of the actual rate of return of equities (net of inflation) and an inflation-adjusted equity rate of return (assuming an inflation rate of 4%) based upon historical 30-year rolling averages (with the most recent five years more heavily weighted).

The health care cost trend rate assumption has an effect on the amounts reported. The assumption is 7.5% for 2005 and is expected to decrease by .5% each year thereafter until 2009 at which time it will remain constant at 5.0%. For example, increasing the assumed health care cost trend rate by 1.0% each year would increase the accumulated post-retirement obligation for the plan as of December 31, 2004, by $4.2 million and the aggregate of the service and interest cost components of the net periodic benefit cost for 2004 by $.5 million.

MUTUAL OF AMERICA LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
DECEMBER 31, 2004 AND 2003

5. Pension Plan and Postretirement Benefits (Continued)

Savings and Other Incentive Plans

All employees may participate in a Company-sponsored savings plan under which the Company matches a portion of the employee's contributions up to 6% of salary. The Company contributed $2.1 million and $1.8 million in 2004 and 2003, respectively. The Company also has a long-term performance-based incentive compensation plan for certain employees. Shares are granted each year and generally vest over a three-year period. The value of such shares is based upon increases in the Company's statutory surplus and the maintenance of certain financial ratios.

6. Commitments and Contingencies

Rental expenses were $21.5 million and $21.2 million in 2004 and 2003, respectively. The approximate minimum rental commitments under non-cancelable operating leases are as follows: $3.3 million in 2005, $2.7 million in 2006, $2.3 million in 2007, $2.0 million in 2008, $1.8 million in 2009, and $5.5 million thereafter. Such leases are principally for leased office space, furniture and equipment. Certain office space leases provide for adjustments to reflect changes in real estate taxes and other operating expenses.

The Company is involved in various legal actions that have arisen in the course of the Company's business. In the opinion of management, the ultimate resolution with respect to such lawsuits as well as other contingencies will not have a material adverse effect on the Company's consolidated financial statements. The Company, however, is involved in a lawsuit against John Hancock Life Insurance Company ("Hancock"), seeking consideration distributed upon Hancock's reorganization as a stock life insurer in 2000. The matter has recently been submitted to the Court for a decision. If the decision is in the Company's favor, the Company believes the consideration received would have a significant favorable effect on the Company's 2005 results of operations and its financial condition.

7. Federal Income Taxes

Effective January 1, 1998, Mutual of America's pension business became subject to federal income tax. Mutual of America files its federal income tax return on a separate company basis. Mutual of America's non-insurance subsidiaries file a consolidated income tax return.

Regulation No. 172 requires New York domiciled insurers to adopt certain deferred income tax accounting principles as their prescribed basis of accounting. These principles require that a deferred tax asset or liability be established for temporary differences between the tax and statutory reporting bases of assets and liabilities. The change in Mutual of America's deferred tax assets and liabilities must be recorded as a separate component of gains and losses in surplus. Furthermore, Mutual of America's net deferred tax assets can only be recorded as an admitted asset to the extent that such an amount will be realized within one year.

MUTUAL OF AMERICA LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
DECEMBER 31, 2004 AND 2003

7. Federal Income Taxes (Continued)

The components of the net deferred tax asset recognized in the Company's consolidated statutory statement of financial condition are as follows:

	December 31 (in millions)
	2004	2003
Mutual of America
Total of gross deferred tax assets	$390.0	$409.6
Total of deferred tax liabilities	(47.7)	(45.4)
Net deferred tax asset	342.3	364.2
Deferred tax asset non-admitted	(320.1)	(333.5)
Net admitted deferred tax asset	$22.2	$30.7
Non-Insurance Subsidiaries
Net deferred income tax assets	6.1	5.5
Total deferred tax asset	$28.3	$36.2

As shown above, Mutual of America's net admitted deferred tax asset decreased by $8.5 million during 2004. The tax effects of temporary differences that give rise to a significant portion of the deferred tax assets and deferred tax liabilities arise from the differing statutory and tax-basis treatment of assets and liabilities, insurance and annuity reserves and contracts, capital gains and losses on investment transactions and non-admitted assets. Included in such differences are items resulting from transition rules under the Code as of January 1, 1998, which accompanied the change in taxation of Mutual of America's pension business. The transition rules will continue to moderate Mutual of America's current tax expense over the next several years. As such, no federal income tax provision or benefit was recognized by Mutual of America as of December 31, 2004 and 2003. The federal income tax benefits of $.6 million and $2.0 million in 2004 and 2003, respectively, arise solely from the operating results of the Company's non-insurance subsidiaries.

At December 31, 2004, Mutual of America and the non-insurance subsidiaries had net operating loss carry forwards of approximately $195.9 million expiring at various dates between 2008 and 2025, and capital loss carry forwards of $81.6 million expiring in 2005 through 2009. The Internal Revenue Service is currently conducting an examination of Mutual of America's 2000 and 2001 federal income tax returns. The Company believes that additional taxes, if any, assessed for the years under examination will not have a material effect on its financial position.

MUTUAL OF AMERICA LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
DECEMBER 31, 2004 AND 2003

8. Fair Value of Financial Instruments

The estimated fair values of financial instruments have been determined by using available market information and the valuation methodologies described below. Considerable judgment is often required in interpreting market data to develop estimates of fair value. Accordingly, the estimates presented herein may not necessarily be indicative of amounts that could be realized in a current market exchange. The use of different assumptions or valuation methodologies may have a material effect on the estimated fair value amounts. Amounts related to the Company's financial instruments were as follows:

December 31, 2004 (in millions)	Statement Value	Estimated Fair Value
ASSETS
Bonds and notes	5,465.2	5,579.2
Common stocks	340.2	340.2
Preferred stocks	18.5	18.5
Cash and short-term investments	28.1	28.1
Guaranteed funds transferable	74.9	69.7
Mortgage loans	9.5	9.5
Policy loans	92.2	92.2
LIABILITIES
Insurance and annuity reserves	5,464.4	5,646.3
December 31, 2003 (in millions)	Statement Value	Estimated Fair Value
ASSETS
Bonds and notes	5,420.7	5,526.2
Common stocks	322.9	322.9
Preferred stocks	23.6	23.6
Cash and short-term investments	20.8	20.8
Guaranteed funds transferable	79.1	76.9
Mortgage loans	10.5	10.8
Policy loans	89.5	89.5
LIABILITIES
Insurance and annuity reserves	5,468.2	5,669.0

Fixed Maturities and Equity Securities - Fair value for fixed maturities is determined by reference to market prices quoted by the NAIC. If quoted market prices are not available, fair value is determined using quoted prices for similar securities. Market value for equity securities is determined by reference to valuations quoted by the NAIC.

Cash and Short-Term Investments - The carrying value for cash and short-term investments approximates fair values due to the short-term maturities of these instruments.

Mortgage Loans - Fair value for mortgage loans is determined by discounting the expected future cash flows using the current rate at which similar loans would be made to borrowers with similar credit ratings and remaining maturities.

MUTUAL OF AMERICA LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
DECEMBER 31, 2004 AND 2003

8. Fair Value of Financial Instruments (Continued)

Policy Loans - The majority of policy loans are issued with variable interest rates which are periodically adjusted based on changes in rates credited to the underlying policies and therefore are considered to be stated at fair value.

Insurance and Annuity Reserves - Contractual funds not yet used to purchase retirement annuities and other deposit liabilities are stated at their cash surrender value. General Account policies are issued with variable interest rates that are periodically adjusted based on changes in underlying economic conditions.

The fair value of immediate annuity contracts (approximately $1.2 billion and $1.3 billion at December 31, 2004 and 2003, respectively) was determined by discounting expected future retirement benefits using current mortality tables and interest rates based on the duration of expected future benefits. Weighted average interest rates of 4.73% and 4.83% were used at December 31, 2004 and 2003, respectively.

9. Significant Differences Between Statutory Accounting Practices and Generally Accepted Accounting Principles (GAAP)

The accompanying financial statements are presented in conformity with statutory accounting practices prescribed or permitted by the New York Department ("statutory accounting") which practices differ from GAAP. The significant variances between such practices and GAAP are described below. The Company has not computed the variance between Surplus and Net Income calculated in accordance with statutory accounting practices prescribed or permitted by the New York Department and GAAP, as there is no reporting requirement to do so and the costs involved exceed the benefits derived from these calculations. Generally GAAP results in a more favorable presentation of the Company's financial condition.

Asset Valuations and Investment Income Recognition

GAAP requires the Company's bonds and notes to be classified as either held to maturity ("HTM") or available for sale ("AFS"); whereas for statutory accounting no such classification is required. In addition, for GAAP, AFS bonds and notes are carried at their fair market value with the unrealized gains and losses applied directly to equity; whereas for statutory accounting all bonds and notes in good standing are carried at their amortized cost.

Realized capital gains and losses, net of applicable taxes, arising from changes in interest rates are recognized in income currently for GAAP accounting, rather than accumulated in the IMR and amortized into income over the remaining life of the security sold for statutory accounting.

A general formula-based Asset Valuation Reserve is recorded for statutory accounting purposes, whereas such a reserve is not required under GAAP.

Certain assets, principally furniture and fixtures and prepaid expenses, for statutory accounting, are excluded from the statement of financial condition by a direct charge to surplus; whereas under GAAP, such assets are carried at cost, net of accumulated depreciation.

MUTUAL OF AMERICA LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
DECEMBER 31, 2004 AND 2003

9. Significant Differences Between Statutory Accounting Practices and Generally Accepted Accounting Principles (GAAP) (Continued)

Policy Acquisition Costs

Under GAAP, policy acquisition costs that are directly related to and vary with the production of new business are deferred and amortized over the estimated life of the applicable policies, rather than being expensed as incurred as required under statutory accounting.

Insurance and Annuity Reserves

Under statutory accounting practices the interest rates and mortality and morbidity assumptions used are those which are prescribed or permitted by the New York Department. Under GAAP, for annuities the interest rate assumptions used are generally those assumed in the pricing of the contract at issue; for disability benefits the interest rates assumed are those anticipated to be earned over the duration of the benefit period. Mortality and morbidity assumptions are based on Company experience.

Premium Recognition

Insurance contracts that do not subject the insurer to significant mortality or morbidity risk are considered, under GAAP, to be primarily investment contracts. GAAP requires all amounts received from policyholders under these investment contracts to be recorded as a policyholder deposit rather than as premium income.

Deferred Income Taxes

GAAP requires that a deferred tax asset or liability be established to provide for temporary differences between the tax and financial reporting bases of assets and liabilities. During 2002, statutory accounting adopted similar accounting principles except that deferred income tax assets are recognized for statutory accounting only to the extent that they can be utilized within one year, whereas for GAAP all such assets are recognized regardless of when they will be utilized. All changes in deferred income tax assets or liabilities are recorded directly as a charge or benefit to surplus for statutory accounting purposes.